As filed with the Securities and Exchange Commission on Jan 6, 2010.

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21597

                             PRIMECAP ODYSSEY FUNDS
               (Exact name of registrant as specified in charter)



                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
              (Address of principal executive offices) (Zip code)


                              DAVID H. VAN SLOOTEN
                        225 SOUTH LAKE AVENUE, SUITE 400
                               PASADENA, CA 91101
                    (Name and address of agent for service)



                                 (626) 304-9222
               Registrant's telephone number, including area code



Date of fiscal year end: OCTOBER 31



Date of reporting period: OCTOBER 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.




ANNUAL REPORT
OCTOBER 31, 2010



                                      PRIMECAP(R)
                                 ODYSSEY FUNDS

                        PRIMECAP ODYSSEY STOCK FUND
                        PRIMECAP ODYSSEY GROWTH FUND
                        PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

TABLE OF CONTENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

Letter to Shareholders .......................................                 2

Performance Graphs ...........................................                10

Expense Example ..............................................                13

Sector Breakdown .............................................                15

Schedule of Investments ......................................                17

        PRIMECAP Odyssey Stock Fund ..........................                17

        PRIMECAP Odyssey Growth Fund .........................                21

        PRIMECAP Odyssey Aggressive Growth Fund ..............                25

Statements of Assets and Liabilities .........................                29

Statements of Operations .....................................                30

Statement of Changes in Net Assets ...........................                31

        PRIMECAP Odyssey Stock Fund ..........................                31

        PRIMECAP Odyssey Growth Fund .........................                32

        PRIMECAP Odyssey Aggressive Growth Fund ..............                33

Financial Highlights .........................................                34

        PRIMECAP Odyssey Stock Fund ..........................                34

        PRIMECAP Odyssey Growth Fund .........................                35

        PRIMECAP Odyssey Aggressive Growth Fund ..............                36

Notes to Financial Statements ................................                37

Report of Independent Registered Public Accounting Firm ......                45

Additional Information .......................................                46

Management ...................................................                50

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS,

The PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund posted total returns of +16.14%, +20.96%, and +31.14%, respectively, for the fiscal year ended October 31, 2010. By comparison, the unmanaged S&P 500 Index produced a total return of +16.52%.

While we strive for the funds to outperform the S&P 500 every year, the goal of all three funds is to generate higher returns than the S&P 500 over longer periods of time. Over the past five years and since inception, returns for all three PRIMECAP Odyssey Funds are well ahead of that of the S&P 500. Returns for the PRIMECAP Odyssey Growth Fund and the PRIMECAP Odyssey Aggressive Growth Fund are also ahead of the returns of their secondary indices, the Russell 1000 Growth Index and the Russell Midcap Growth Index, respectively.

--------------------------------------------------------------------------------
ANNUALIZED TOTAL RETURNS AS OF 10/31/10
--------------------------------------------------------------------------------
                                                                    SINCE
                                                                  INCEPTION
                                        1-YEAR       5-YEAR       (11/1/04)
--------------------------------------------------------------------------------
PRIMECAP Odyssey Stock Fund(1)          16.14%       4.03%          5.75%
--------------------------------------------------------------------------------
PRIMECAP Odyssey Growth Fund(1)         20.96%       5.30%          7.05%
--------------------------------------------------------------------------------
PRIMECAP Odyssey Aggressive
Growth Fund(1)                          31.14%       7.98%          8.71%
--------------------------------------------------------------------------------
S&P 500                                 16.52%       1.73%          2.86%
--------------------------------------------------------------------------------
Russell 1000 Growth                     19.65%       3.22%          4.15%
--------------------------------------------------------------------------------
Russell Midcap Growth                   28.03%       4.28%          6.15%
--------------------------------------------------------------------------------

(1) Total expense ratio as reported in Prospectus dated 2/26/10: PRIMECAP Odyssey Stock Fund: 0.81%; PRIMECAP Odyssey Growth Fund: 0.73%; PRIMECAP Odyssey Aggressive Growth Fund: 0.79%.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF A FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS CHARGE A REDEMPTION/EXCHANGE FEE OF 2.00% THAT MAY BE CHARGED FOR ANY SHARES REDEEMED OR EXCHANGED WITHIN 60 DAYS AFTER THE DATE THEY WERE ACQUIRED.

Before we begin a discussion of the investment environment and the funds' results, we would like to take a moment to address the issue of capital gains distributions. While we measure the long-term results of the funds by pre-tax total return, we are aware of the tax consequences of our investment decisions. As long-term investors, we hold most of our positions for years, not months.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
CONTINUED

This year, however, several of our portfolio companies were acquired at considerable premiums, resulting in capital gains. While most of these gains were offset by loss carryovers from previous years, the PRIMECAP Odyssey Aggressive Growth Fund has plans to distribute a long-term capital gain in December 2010.

As mentioned above, the S&P 500 posted solid positive returns for the fiscal year, led by the consumer discretionary and industrials sectors. However, it was a volatile period marked by several significant rallies and declines in the market. The S&P 500 climbed over 15% in the first half of the fiscal year, declined into negative territory by early July, and then finished the fiscal year with a strong rally the last two months. The economy has continued to grow at a modest pace as it recovers from the recession that began in late 2007. While corporate earnings have rebounded strongly and the financial markets appear to have stabilized, there are still troubling economic indicators, such as high unemployment and a weak housing market.

All three PRIMECAP Odyssey Funds are overweight in the health care and information technology sectors and underweight in the financials, consumer staples, and energy sectors. The health care sector, which lagged the overall S&P 500 over the past fiscal year, has been plagued by a barrage of unfavorable news. The Patient Protection and Affordable Care Act passed in March will lead to various forms of pricing pressure for companies in the sector. The weak economy and high unemployment has reduced the number of visits to physicians' offices and the overall demand for health care, particularly those elective treatments and procedures which can be postponed. Despite these challenges, we remain optimistic about our health care holdings. The pricing concerns raised by health care reform legislation should be partially offset by the 30 million currently uninsured people who will gain coverage as a result. We believe that the pharmaceutical, biotechnology, and medical device products currently in development represent a more efficient way to treat diseases such as Alzheimer's, diabetes, and cancer than the current standard of care. The aging demographics in the United States, Europe, and Japan, along with rising standards of living in developing markets such as China and India, should lead to greater increases in the demand for health care products.

The information technology sector, which posted higher returns than the overall S&P 500 over the past 12 months, remains attractive for several reasons. First, internet usage has continued to grow, driven by social networking, e-commerce, and the growth of devices such as smartphones and tablet computers. Second, demand for semiconductors, computer hardware, and storage has remained robust as consumers generate increasing amounts of data, photos, and videos. Third, emerging middle-class consumers in developing economies represent a vast new potential audience for technology products and services. Finally, many companies in the information technology sector have strong balance sheets with cash at record levels.

A more detailed discussion of the results of each PRIMECAP Odyssey Fund follows.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
CONTINUED

PRIMECAP ODYSSEY STOCK FUND

From November 1, 2009 to October 31, 2010, the Stock Fund's total return of +16.14% slightly trailed the S&P 500's total return of +16.52%, mainly due to its overweight position and poor stock selection in the health care sector. The fund's results were also hurt by its average cash position of nearly 10% during the fiscal year and by poor stock selection in the consumer discretionary sector. Positive stock selection and an overweight position in the industrials sector, along with underweight positions in the financials and energy sectors, benefited the fund.

Two health care companies were among the largest detractors from fund results. Roche Holding AG (-5.6%), a Swiss pharmaceutical and biotechnology firm which is the fund's largest holding, struggled due to concerns regarding the efficacy and high cost of its cancer drug, Avastin. Looking forward, Roche faces fewer challenges from patent expirations than its pharmaceutical competitors, and we are optimistic about its pipeline for new drugs. Medical device manufacturer Boston Scientific's (-21.3%) earnings declined following a 30-day recall of its implantable cardiac defibril-lators. Holdings in other sectors that hurt the fund's results included Vulcan Materials (-18.9%) and Symantec (-7.9%).

On the positive side, three industrial companies were among the top contributors to fund results: Southwest Airlines, Boeing, and Rockwell Automation. Earnings at Southwest Airlines (+64.1%) have rebounded as air travel volumes recovered. We believe the company's recently announced acquisition of AirTran will likely prove to be a good strategic decision. Boeing (+51.9%) appears well-positioned to benefit from the expected growth in global air travel, particularly in the emerging markets. Rockwell Automation (+56.0%), a provider of industrial automation control and information solutions, has benefited from the recovery in industrial production. Other top contributors included Biogen Idec (+48.8%), Texas Instruments (+28.5%), and Altera (+35.9%).

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
CONTINUED

The top 10 holdings, which collectively represent 29.8% of the portfolio at the period end, are listed below:

        PRIMECAP ODYSSEY STOCK FUND                       ENDING % OF
        TOP 10 HOLDINGS AS OF 10/31/10                  TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
        Roche Holding AG                                     4.4
--------------------------------------------------------------------------------
        Amgen Inc.                                           4.2
--------------------------------------------------------------------------------
        Texas Instruments Inc.                               3.5
--------------------------------------------------------------------------------
        Eli Lilly & Co.                                      3.1
--------------------------------------------------------------------------------
        Marsh & McLennan Cos.                                3.1
--------------------------------------------------------------------------------
        Novartis AG (ADS)                                    2.6
--------------------------------------------------------------------------------
        Medtronic Inc.                                       2.5
--------------------------------------------------------------------------------
        Microsoft Corp.                                      2.4
--------------------------------------------------------------------------------
        GlaxoSmithKline PLC ADS                              2.1
--------------------------------------------------------------------------------
        Schweitzer-Mauduit Intl. Inc.                        1.9
--------------------------------------------------------------------------------
        TOTAL % OF PORTFOLIO                                29.8%
--------------------------------------------------------------------------------

* The percentage is calculated by using the ending market value of the security divided by the total investments of the fund.

PRIMECAP ODYSSEY GROWTH FUND

From November 1, 2009 to October 31, 2010, the Growth Fund's total return was +20.96% compared with the S&P 500's total return of +16.52% and the Russell 1000 Growth Index's total return of +19.65%. Positive stock selection in the health care and information technology sectors was a major contributor to fund results relative to the S&P 500. The fund also benefited from its underweight position in the financials and energy sectors, further helped by favorable stock selection in both sectors.

Two of the top contributors to the fund's results were health care stocks:
Crucell N.V. (+62.0%) and Cepheid (+58.6%). The stock price of Crucell, a maker of vaccines based in the Netherlands, surged when Johnson & Johnson announced an agreement to acquire the shares of Crucell that it did not already own at a substantial premium. Cepheid, a manufacturer of medical diagnostic tools, experienced rapid sales growth of its tests that detect bacteria responsible for serious hospital-related infections. Altera (+59.3%), Stratasys (+98.5%), and Southwest Airlines (+64.1%) were among the holdings in other sectors that helped the fund's returns.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
CONTINUED

Although our selections in the health care sector made a positive contribution to returns for the fiscal year, several health care stocks were among the largest detractors from the fund's results, including two of the fund's largest holdings: Conceptus (-19.0%) and Roche Holding AG (-5.6%). As an alternative to tubal ligation for women, Conceptus manufactures a minimally invasive birth control device for women. The company has experienced a slower than expected increase in sales. Over time, we believe that the advantages of the company's product and procedure will establish it as the standard of care for physicians and their patients. Holdings in other sectors that hurt the fund's returns included FormFactor (-42.7%) and Electronic Arts (-13.2%).

The top 10 holdings, which collectively represent 28.4% of the portfolio at the period end, are listed below:

        PRIMECAP ODYSSEY GROWTH FUND                       ENDING % OF
        TOP 10 HOLDINGS AS OF 10/31/10                   TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
        Crucell N.V. ADR                                     4.6
--------------------------------------------------------------------------------
        Amgen Inc.                                           3.5
--------------------------------------------------------------------------------
        Roche Holding AG                                     3.4
--------------------------------------------------------------------------------
        Immunogen Inc.                                       3.2
--------------------------------------------------------------------------------
        Google Inc. (Cl A)                                   2.5
--------------------------------------------------------------------------------
        Seattle Genetics Inc.                                2.5
--------------------------------------------------------------------------------
        Altera Corp.                                         2.2
--------------------------------------------------------------------------------
        Eli Lilly & Co.                                      2.2
--------------------------------------------------------------------------------
        Conceptus Inc.                                       2.2
--------------------------------------------------------------------------------
        Research in Motion Ltd.                              2.1
--------------------------------------------------------------------------------
        TOTAL % OF PORTFOLIO                                28.4%
--------------------------------------------------------------------------------

* The percentage is calculated by using the ending market value of the security divided by the total investments of the fund.

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

From November 1, 2009 to October 31, 2010, the Aggressive Growth Fund's total return was +31.14%. This compares favorably to the S&P 500's total return of +16.52% and the Russell Midcap Growth Index's total return of +28.03%. The largest single contributor to the fund's results relative to the S&P 500 was the fund's largest position, American Italian Pasta (+95.6%), which was acquired in July at a substantial premium by Ralcorp Holdings. Positive stock selection and the fund's overweight position in the information technology sector along with positive stock

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
CONTINUED

selection in the health care sector were major contributors to the fund's relative return, which was further helped by its underweight position in the financials sector.

With corporations holding unprecedented levels of cash and earning virtually no return on that cash, we believe we have entered an unusual period that will be characterized by heightened acquisition activity and consolidation. In addition to American Italian Pasta, two other holdings benefited from acquisition offers at significant premiums. Vaccine manufacturer Crucell N.V. (+62.0%) agreed to be acquired by Johnson & Johnson, and storage solution provider 3Par Inc. (+202.0%) was acquired by Hewlett-Packard (HP). Biotechnology firm Pharmacyclics (+213.8%) announced positive results for its drug to treat various types of lymphomas. Stratasys Inc. (+98.5%), manufacturer of 3-D printers, signed a collaboration agreement with HP that will enable it to take advantage of HP's broader sales and distribution capabilities.

On the negative side, InterMune Inc. (-71.1%), FormFactor Inc. (-42.7%), and Conceptus Inc. (-19.0%) were among the biggest detractors from the fund's returns. FormFactor, a leading provider of testing equipment used by semiconductor manufacturers, suffered from operational miscues. Following the hiring of a new management team and significant restructuring, we expect the company to recapture technological leadership and gain market share.

The top 10 holdings, which collectively represent 30.7% of the portfolio at the period end, are listed below:

        PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND             ENDING % OF
        TOP 10 HOLDINGS AS OF 10/31/10                    TOTAL PORTFOLIO*
--------------------------------------------------------------------------------
        Crucell N.V. ADR                                      4.3
--------------------------------------------------------------------------------
        Roche Holding AG                                      3.8
--------------------------------------------------------------------------------
        Immunogen Inc.                                        3.4
--------------------------------------------------------------------------------
        Seattle Genetics Inc.                                 3.2
--------------------------------------------------------------------------------
        Cepheid                                               3.0
--------------------------------------------------------------------------------
        Research in Motion Ltd.                               2.8
--------------------------------------------------------------------------------
        Conceptus Inc.                                        2.6
--------------------------------------------------------------------------------
        Dendreon Corp.                                        2.6
--------------------------------------------------------------------------------
        Google Inc. (Cl A)                                    2.5
--------------------------------------------------------------------------------
        Stratasys Inc.                                        2.5
--------------------------------------------------------------------------------
        TOTAL % OF PORTFOLIO                                 30.7%
--------------------------------------------------------------------------------

* The percentage is calculated by using the ending market value of the security divided by the total investments of the fund.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
CONTINUED

OUTLOOK

Looking ahead to fiscal year 2011, we are generally encouraged by the prospects for equity returns, especially when compared to most other asset classes. With 10-year Treasury bonds yielding less than 3% and money market funds yielding virtually nothing, we believe stocks, with a prospective earnings yield of over 7.5% and the potential for capital appreciation, represent an attractive alternative.

However, there are several macro-level concerns that temper our optimism. The current fiscal and monetary policies in the United States may ultimately lead to a rise in inflation and a weaker U.S. dollar - which recently touched a 15-year low against the Japanese yen and has weakened against the euro. Longer term, we believe it will be difficult for the United States to sustain current fiscal policies in an environment where spending needs and future obligations are increasing faster than tax revenues. As the recent problems in Greece, Ireland, and other European countries demonstrate, it is difficult to increase government spending more rapidly than the growth rate of the broader economy for an extended period. Increased regulations and other government intervention into the private sector are even more troubling, as they distort economic incentives and introduce uncertainty about the future environment for businesses and consumers. We believe that market forces result in a more efficient allocation of resources than government programs.

Despite these concerns, we have a generally positive outlook for U.S. equities. We believe valuations for many companies are attractive relative to their prospects for revenue and earnings growth and the strength and quality of their balance sheets. We would highlight three factors. First, many U.S. companies appear well-positioned to benefit from the long-term impact of globalization and the continued development of emerging markets. While growth in the domestic economy may be moderate at best, many U.S. corporations generate an increasing portion of their revenues and earningsfrom abroad . Second,we are enthusiastic about the potential for innovation by U .S. companies. We expect that substantial investment in research and development will lead to the development of new products and services that improve productivity for businesses and quality of life for consumers. This should result in revenue and earnings growth opportunities that are not reflected in current expectations. In particular, we remain committed to our sizeable holdings in the health care and information technology sectors. These two sectors also represent areas where the United States has a strong competitive advantage relative to the rest of the world. Third, the balance sheets of U.S. corporations are as strong and liquid as they have ever been. Many companies are holding considerable cash balances, which represent an under-utilized asset in the current low interest rate environment but could be a source of higher returns in the future. We will continue to look for opportunities to invest in companies with strong balance sheets that we believe are well-positioned to benefit from innovation and globalization.

Sincerely,

PRIMECAP Management Company
November 12, 2010

Please see the following page for important information.

LETTER TO SHAREHOLDERS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
CONTINUED


THE FUNDS INVEST IN SMALLER COMPANIES, WHICH INVOLVE ADDITIONAL RISKS SUCH AS LIMITED LIQUIDITY AND GREATER VOLATILITY. ALL FUNDS MAY INVEST IN FOREIGN SECURITIES WHICH INVOLVES GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. MUTUAL FUND INVESTING INVOLVES RISK, AND LOSS OF PRINCIPAL IS POSSIBLE. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES.

Please refer to the Schedule of Investments for details of fund holdings. Fund holdings and sector allocations are subject to change at anytime and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX is a broad based index of 500 stocks, which is widely recognized as representative of the market in general. THE RUSSELL 1000 GROWTH INDEX is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. THE RUSSELL MID CAP GROWTH INDEX measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. These indices do not incur expenses and are not available for investment.

Earnings growth is an indicator for measuring a company's success and can be the driving force behind stock price appreciation.

The information provided herein represents the opinions of PRIMECAP Management Company and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Stock Fund from November 1, 2004 (inception) to October 31, 2010, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.


(The following table was represented as a line chart in the printed material.)



                         PRIMECAP Odyssey Stock Fund
                                 As Of 10/31/10



                                    PRIMECAP Odyssey    S&P 500
                                       Stock Fund        Index
                                       ----- ----        -----
                11/1/2004              $   10,000      $ 10,000
                1/31/2005              $   10,610      $ 10,493
                4/30/2005              $   10,490      $ 10,324
                7/31/2005              $   11,530      $ 11,064
               10/31/2005              $   11,480      $ 10,868
                1/31/2006              $   12,767      $ 11,581
                4/30/2006              $   13,047      $ 11,914
                7/31/2006              $   12,496      $ 11,658
               10/31/2006              $   13,487      $ 12,643
                1/31/2007              $   14,158      $ 13,261
                1/31/2007              $   14,632      $ 13,729
                7/31/2007              $   14,673      $ 13,539
               10/31/2007              $   15,359      $ 14,483
                1/31/2008              $   13,769      $ 12,955
                4/30/2008              $   13,799      $ 13,088
                7/31/2008              $   13,544      $ 12,038
               10/31/2008              $   10,332      $  9,256
                1/31/2009              $    9,116      $  7,950
                4/30/2009              $   10,095      $  8,465
                7/31/2009              $   11,496      $  9,633
               10/31/2009              $   12,042      $ 10,161
                1/31/2010              $   12,793      $ 10,583
                4/30/2010              $   14,110      $ 11,752
                7/31/2010              $   13,010      $ 10,966
               10/31/2010              $   13,986      $ 11,839



                                                       TOTAL RETURN
                                              PERIOD ENDED OCTOBER 31, 2010
                                          --------------------------------------
                                                                   ANNUALIZED
                                                                 SINCE INCEPTION
                                          1 YEAR        5 YEAR      (11/01/04)
                                          ------        ------   ---------------
PRIMECAP Odyssey Stock Fund               16.14%         4.03%         5.75%

S&P 500 Index*                            16.52%         1.73%         2.86%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

--------

* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
CONTINUED

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Growth Fund from November 1, 2004 (inception) to October 31, 2010, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.


(The following table was represented as a line chart in the printed material.)



                          PRIMECAP Odyssey Growth Fund
                                 As Of 10/31/10

                                  PRIMECAP Odyssey  S&P 500
                                      Growth Fund      Index
                                      ------ ----      -----
              11/1/2004               $  10,000      $ 10,000
              1/31/2005               $  10,550      $ 10,493
              4/30/2005               $  10,450      $ 10,324
              7/31/2005               $  11,540      $ 11,064
             10/31/2005               $  11,620      $ 10,868
              1/31/2006               $  12,908      $ 11,581
              4/30/2006               $  13,208      $ 11,914
              7/31/2006               $  12,688      $ 11,658
             10/31/2006               $  13,769      $ 12,643
              1/31/2007               $  14,420      $ 13,261
              4/30/2007               $  14,845      $ 13,729
              7/31/2007               $  14,764      $ 13,539
             10/31/2007               $  15,898      $ 14,483
              1/31/2008               $  13,807      $ 12,955
              4/30/2008               $  13,919      $ 13,088
              7/31/2008               $  13,359      $ 12,038
             10/31/2008               $  10,246      $  9,256
              1/31/2009               $   9,200      $  7,950
              4/30/2009               $  10,262      $  8,465
              7/31/2009               $  12,039      $  9,633
             10/31/2009               $  12,437      $ 10,161
              1/31/2010               $  13,274      $ 10,583
              4/30/2010               $  14,901      $ 11,752
              7/31/2010               $  13,662      $ 10,966
             10/31/2010               $  15,044      $ 11,839



                                                     TOTAL RETURN
                                           PERIOD ENDED OCTOBER 31, 2010
                                      -----------------------------------------
                                                                  ANNUALIZED
                                                               SINCE INCEPTION
                                       1 YEAR         5 YEAR     (11/01/04)
                                      --------       --------  ----------------
PRIMECAP Odyssey Growth Fund           20.96%         5.30%         7.05%

S&P 500 Index*                         16.52%         1.73%         2.86%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

--------

* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

PERFORMANCE GRAPHS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
CONTINUED

The following chart compares the value of a hypothetical $10,000 investment in the PRIMECAP Odyssey Aggressive Growth Fund from November 1, 2004 (inception) to October 31, 2010, compared to the S&P 500 Index. This chart illustrates the performance of a hypothetical $10,000 investment made on the fund's inception date and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends.


(The following table was represented as a line chart in the printed material.)



                    PRIMECAP Odyssey Aggressive Growth Fund
                                 As Of 10/31/10



                               PRIMECAP Odyssey
                                 Aggressive       S&P 500
                                  Growth Fund       Index
                                  ------ ----       -----
           11/1/2004               $  10,000      $ 10,493
           4/30/2005               $   9,890      $ 10,324
           7/31/2005               $  11,220      $ 11,064
          10/31/2005               $  11,240      $ 10,868
           1/31/2006               $  12,790      $ 11,581
           4/30/2006               $  13,110      $ 11,914
           7/31/2006               $  12,310      $ 11,658
          10/31/2006               $  13,920      $ 12,643
           1/31/2007               $  14,915      $ 13,261
           4/30/2007               $  15,280      $ 13,729
           7/31/2007               $  14,915      $ 13,539
          10/31/2007               $  16,253      $ 14,483
           1/31/2008               $  13,205      $ 12,955
           4/30/2008               $  13,134      $ 13,088
           7/31/2008               $  12,685      $ 12,038
          10/31/2008               $   9,654      $  9,256
           1/31/2009               $   9,174      $  7,950
           4/30/2009               $  10,113      $  8,465
           7/31/2009               $  12,276      $  9,633
          10/31/2009               $  12,583      $ 10,161
           1/31/2010               $  13,838      $ 10,583
           4/30/2010               $  16,185      $ 11,752
           7/31/2010               $  14,726      $ 10,966
          10/31/2010               $  16,501      $ 11,839

                                                          TOTAL RETURN
                                                PERIOD ENDED OCTOBER 31, 2010
                                             -----------------------------------
                                                                   ANNUALIZED
                                                                 SINCE INCEPTION
                                             1 YEAR     5 YEAR      (11/01/04)
                                             ------     -------  ---------------

PRIMECAP Odyssey Aggressive Growth Fund         31.14%     7.98%       8.71%

S&P 500 Index*                                  16.52%     1.73%       2.86%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY CALLING 1-800-729-2307. THE FUNDS IMPOSE A 2% REDEMPTION FEE ON SHARES HELD LESS THAN 60 DAYS. PERFORMANCE FIGURES REFLECT THE FEE WAIVER IN EFFECT AND, IN THE ABSENCE OF FEE WAIVERS, TOTAL RETURNS WOULD BE LOWER. SHORT-TERM PERFORMANCE, IN PARTICULAR, IS NOT A GOOD INDICATION OF A FUND'S FUTURE PERFORMANCE, AND AN INVESTMENT SHOULD NOT BE MADE BASED SOLELY ON PAST RETURNS.

--------

* The S&P 500 Index is an unmanaged index composed of 500 common stocks weighted by market value; its total return includes reinvestment of dividends and is considered representative of the stock market return as a whole.

EXPENSE EXAMPLE
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED)

As a shareholder of one or more of the funds, you incur ongoing costs, including management fees and other fund expenses. This expense example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense example is based on an investment of $1,000 invested for a six month period beginning April 30, 2010 and held through October 31, 2010.

ACTUAL EXPENSES

The information in the table adjacent to the heading "Actual Performance" provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column entitled "Expenses Paid during Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table adjacent to the heading "Hypothetical Performance (5% return before expenses)" provides hypothetical account values and hypothetical expenses based on the funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information adjacent to the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different mutual funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE
PRIMECAP ODYSSEY FUNDS
-------------------------------------------------------------------------------------
(UNAUDITED) - CONTINUED

                                  BEGINNING    ENDING    EXPENSES PAID  EXPENSE RATIO
                                   ACCOUNT     ACCOUNT  DURING PERIOD*  DURING PERIOD*
                                    VALUE       VALUE   (04/30/10 TO    (04/30/10 TO
                                 (04/30/10)  (10/31/10)   10/31/10)       10/31/10)
-------------------------------------------------------------------------------------
PRIMECAP ODYSSEY STOCK FUND
Actual Performance               $1,000.00   $ 991.20       $3.55           0.71%
Hypothetical Performance
  (5% return before expenses)    $1,000.00   $1,021.64      $3.60           0.71%

PRIMECAP ODYSSEY GROWTH FUND
Actual Performance               $1,000.00   $1,009.60      $3.46           0.68%
Hypothetical Performance
  (5% return before expenses)    $1,000.00   $1,021.77      $3.48           0.68%

PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
Actual Performance               $1,000.00   $1,019.50      $3.63           0.71%
Hypothetical Performance
  (5% return before expenses)    $1,000.00   $1,021.61      $3.63           0.71%
-------------------------------------------------------------------------------------

--------

* Expenses are equal to a fund's annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) to reflect the one-half year period.

SECTOR BREAKDOWN
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------

                          PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
            Consumer Discretionary                           7.7%
            Consumer Staples                                 1.9%
            Energy                                           7.2%
            Financials                                       5.8%
            Health Care                                     25.2%
            Industrials                                     13.1%
            Information Technology                          21.4%
            Materials                                        7.6%
            Telecommunication Services                       0.1%
            Utilities                                        1.3%
            Short Term Investments and Other Net Assets      8.7%
--------------------------------------------------------------------------------
            TOTAL                                          100.0%
--------------------------------------------------------------------------------


                          PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
           Consumer Discretionary                            7.1%
           Consumer Staples                                  0.4%
           Energy                                            4.9%
           Financials                                        3.2%
           Health Care                                      38.6%
           Industrials                                       9.3%
           Information Technology                           28.7%
           Materials                                         3.2%
           Telecommunication Services                        0.1%
           Short Term Investments and Other Net Assets       4.5%
--------------------------------------------------------------------------------
           TOTAL                                           100.0%
--------------------------------------------------------------------------------

The tables above list sector allocations as a percentage of each fund's total net assets as of October 31, 2010. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.

SECTOR BREAKDOWN
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
CONTINUED

                     PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
            Consumer Discretionary                           5.0%
            Consumer Staples                                 1.4%
            Energy                                           3.5%
            Financials                                       1.4%
            Health Care                                     38.5%
            Industrials                                      8.9%
            Information Technology                          32.3%
            Materials                                        3.1%
            Telecommunication Services                       0.1%
            Short Term Investments and Other Net Assets      5.8%
--------------------------------------------------------------------------------
            TOTAL                                          100.0%
--------------------------------------------------------------------------------

The table above lists sector allocations as a percentage of the fund's total net assets as of October 31, 2010. The management report makes reference to average allocations during the period. As a result, the sector allocations above may differ from those discussed in the management report.


SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS: 91.3%

CONSUMER DISCRETIONARY: 7.7%
  30,500     Amazon.com, Inc. (a) . . . . . . . . . . . . . . . . . $  5,036,770
 113,000     Bed Bath & Beyond, Inc. (a) . . . . . . . . . . . . . .   4,960,700
 200,900     CarMax, Inc. (a). . . . . . . . . . . . . . . . . . . .   6,225,891
 180,000     Collective Brands, Inc. (a) . . . . . . . . . . . . . .   2,759,400
  64,500     DIRECTV Group, Inc. (The) (a). . . . . . . . . . . . .    2,803,170
 199,300     Dress Barn, Inc. (a) . . . . . . . . . . . . . . . . .    4,571,942
  32,200     Kohl's Corp. (a) . . . . . . . . . . . . . . . . . . .    1,648,640
 100,000     Mattel, Inc.. . . . . . . . . . . . . . . . . . . . . .   2,333,000
   8,100     Men's Wearhouse, Inc. . . . . . . . . . . . . . . . . .     197,964
  59,900     Sony Corp. - ADR. . . . . . . . . . . . . . . . . . . .   2,027,016
  81,700     TJX Cos, Inc. . . . . . . . . . . . . . . . . . . . . .   3,749,213
 105,000     Walt Disney Co. (The). . . . . . . . . . . . . . . . .    3,791,550
  88,000     Whirlpool Corp.. . . . . . . . . . . . . . . . . . . .    6,673,040
                                                                    ------------
                                                                      46,778,296
                                                                    ------------
CONSUMER STAPLES: 1.9%
 100,000     Kellogg Co. . . . . . . . . . . . . . . . . . . . . . .   5,026,000
  50,000     PepsiCo, Inc. . . . . . . . . . . . . . . . . . . . . .   3,265,000
  50,000     Procter & Gamble Co. . . . . . . . . . . . . . . . . .    3,178,500
                                                                    ------------
                                                                      11,469,500
                                                                    ------------
ENERGY: 7.2%
 124,900     Cameco Corp. . . . . . . . . . . . . . . . . . . . . .    3,866,904
  80,000     Cameron International Corp. (a) . . . . . . . . . . . .   3,500,000
 100,000     Cenovus Energy, Inc. . . . . . . . . . . . . . . . . .    2,782,000
  46,000     EnCana Corp. . . . . . . . . . . . . . . . . . . . . .    1,298,120
  70,000     EOG Resources, Inc. . . . . . . . . . . . . . . . . . .   6,700,400
 100,000     National Oilwell Varco, Inc. . . . . . . . . . . . . .    5,376,000
  30,000     Noble Energy, Inc. . . . . . . . . . . . . . . . . . .    2,444,400
 209,999     Range Resources Corp. . . . . . . . . . . . . . . . . .   7,851,863
  94,834     Schlumberger Ltd. . . . . . . . . . . . . . . . . . . .   6,627,948
  56,000     Transocean Ltd. (a) . . . . . . . . . . . . . . . . . .   3,548,160
                                                                    ------------
                                                                      43,995,795
                                                                    ------------
FINANCIALS: 5.8%
  48,000     Berkshire Hathaway, Inc. - Class B (a) . . . . . . . .    3,818,880
  60,000     Chubb Corp. . . . . . . . . . . . . . . . . . . . . . .   3,481,200
 111,100     Discover Financial Services. . . . . . . . . . . . . .    1,960,915
 755,350     Marsh & McLennan Cos, Inc. . . . . . . . . . . . . . .   18,868,643
 160,000     Mercury General Corp. . . . . . . . . . . . . . . . . .   6,796,800
                                                                    ------------
                                                                      34,926,438
                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

                                                                              17



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 - CONTINUED

Shares                                                                   Value
--------------------------------------------------------------------------------
HEALTH CARE: 25.2%
  75,000     Affymetrix, Inc. (a). . . . . . . . . . . . . . . . . .$    336,000
 445,500     Amgen, Inc. (a) . . . . . . . . . . . . . . . . . . . .  25,478,145
 154,900     Biogen Idec, Inc. (a). . . . . . . . . . . . . . . . .    9,713,779
 467,900     Boston Scientific Corp. (a) . . . . . . . . . . . . . .   2,985,202
 265,000     Crucell N.V. - ADR (a) . . . . . . . . . . . . . . . .    8,588,650
 547,600     Eli Lilly & Co. . . . . . . . . . . . . . . . . . . . .  19,275,520
 331,600     GlaxoSmithKline PLC - ADR . . . . . . . . . . . . . . .  12,945,664
 120,000     Johnson & Johnson . . . . . . . . . . . . . . . . . . .   7,640,400
 439,300     Medtronic, Inc. . . . . . . . . . . . . . . . . . . . .  15,467,753
 271,450     Novartis AG - ADR. . . . . . . . . . . . . . . . . . .   15,730,527
 181,616     Roche Holding AG - CHF . . . . . . . . . . . . . . . .   26,668,881
  16,500     Sanofi Aventis - ADR . . . . . . . . . . . . . . . . .      579,315
 104,600     Waters Corp. (a). . . . . . . . . . . . . . . . . . . .   7,753,998
                                                                    ------------
                                                                     153,163,834
                                                                    ------------
INDUSTRIALS: 13.1%
  23,800     Alaska Air Group, Inc. (a) . . . . . . . . . . . . . .    1,256,640
  60,000     Alexander & Baldwin, Inc. . . . . . . . . . . . . . . .   2,065,800
 261,000     AMR Corp. . . . . . . . . . . . . . . . . . . . . . . .   2,056,680
  45,000     Arkansas Best Corp.. . . . . . . . . . . . . . . . . .    1,139,850
 240,000     Babcock & Wilcox Co. (a) . . . . . . . . . . . . . . .    5,476,800
 159,400     Boeing Co. . . . . . . . . . . . . . . . . . . . . . .   11,260,016
  23,500     Caterpillar, Inc. . . . . . . . . . . . . . . . . . . .   1,847,100
  10,000     Deere & Co.. . . . . . . . . . . . . . . . . . . . . .      768,000
  26,200     FedEx Corp. . . . . . . . . . . . . . . . . . . . . . .   2,298,264
 218,900     Honeywell International, Inc.. . . . . . . . . . . . .   10,312,379
  23,500     JetBlue Airways Corp. (a). . . . . . . . . . . . . . .      164,030
 320,000     McDermott International, Inc. (a) . . . . . . . . . . .   4,937,600
  50,000     Norfolk Southern Corp.. . . . . . . . . . . . . . . . .   3,074,500
  74,300     Pall Corp. . . . . . . . . . . . . . . . . . . . . . .    3,170,381
 149,800     Ritchie Bros. Auctioneers, Inc. . . . . . . . . . . . .   3,172,764
  79,500     Rockwell Automation, Inc.. . . . . . . . . . . . . . .    4,958,415
 795,700     Southwest Airlines Co. . . . . . . . . . . . . . . . .   10,948,832
   1,900     Thomas & Betts Corp. (a) . . . . . . . . . . . . . . .       82,745
  36,000     Union Pacific Corp. . . . . . . . . . . . . . . . . . .   3,156,480
 112,500     United Parcel Service, Inc. . . . . . . . . . . . . . .   7,575,750
                                                                    ------------
                                                                      79,723,026
                                                                    ------------

The accompanying notes are an integral part of these financial statements.

18



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 - CONTINUED

Shares                                                                   Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY: 21.4%
  45,650     Accenture Ltd. - Class A . . . . . . . . . . . . . . . $  2,041,012
 290,000     Altera Corp. . . . . .. . . . . . . . . . . . . . . . .   9,050,900
 201,900     Applied Materials, Inc.   . . . . . . . . . . . . . . .   2,495,484
  40,321     ASML Holding N.V. - ADR . . . . . . . . . . . . . . . .   1,338,254
 100,000     Corning, Inc. . . . . . . . . . . . . . . . . . . . . .   1,828,000
 319,500     Electronic Arts, Inc. (a) . . . . . . . . . . . . . . .   5,064,075
 300,100     EMC Corp. (a). . . . .. . . . . . . . . . . . . . . . .   6,305,101
   3,000     Google, Inc. - Class A(a) . . . . . . . . . . . . . . .   1,838,970
  46,000     Hewlett-Packard Co. . . . . . . . . . . . . . . . . . .   1,934,760
 180,000     Intel Corp. . . . . . . . . . . . . . . . . . . . . . .   3,612,600
  49,400     Intersil Corp. . . . .. . . . . . . . . . . . . . . . .     646,646
 100,000     Intuit, Inc. (a). . . . . . . . . . . . . . . . . . . .   4,800,000
 301,400     KLA-Tencor Corp.. . . . . . . . . . . . . . . . . . . .  10,766,008
 876,700     L.M. Ericsson Telephone Co. - ADR . . . . . . . . . . .   9,634,933
 550,000     Microsoft Corp. . . . . . . . . . . . . . . . . . . . .  14,652,000
 112,900     Motorola, Inc. (a). . . . . . . . . . . . . . . . . . .     920,135
  81,400     NeuStar, Inc. - Class A (a). . . . . . . . . . . . . .    2,100,934
 300,000     NVIDIA Corp. (a) . . .. . . . . . . . . . . . . . . . .   3,609,000
  88,500     Oracle Corp.. . . . . . . . . . . . . . . . . . . . . .   2,601,900
  45,900     QUALCOMM, Inc.. .     . . . . . . . . . . . . . . . . .   2,071,467
 183,900     Research In Motion Ltd. (a). . . . . . . . . . . . . .   10,473,105
 225,800     Symantec Corp. (a). . . . . . . . . . . . . . . . . . .   3,653,444
 730,000     Texas Instruments, Inc. . . . . . . . . . . . . . . . .  21,586,100
 233,100     Xilinx, Inc. . . . . .. . . . . . . . . . . . . . . . .   6,249,411
  24,800     Yahoo!, Inc. (a). . . . . . . . . . . . . . . . . . . .     409,448
                                                                    ------------
                                                                     129,683,687
                                                                    ------------
MATERIALS: 7.6%
   9,725     Domtar Corp. . . . . .. . . . . . . . . . . . . . . . .     771,776
  36,000     Freeport-McMoRan Copper & Gold, Inc. . . . . . . . . .    3,408,480
 116,900     Monsanto Co. . . . . .. . . . . . . . . . . . . . . . .   6,946,198
  58,000     Newmont Mining Corp. . . . . . . . . . . . . . . . . .    3,530,460
  40,200     Potash Corp. of Saskatchewan, Inc. . . . . . . . . . .    5,832,618
 186,000     Schweitzer-Mauduit International, Inc. . . . . . . . .   11,937,480
 284,093     Vulcan Materials Co. .. . . . . . . . . . . . . . . . .  10,372,235
 200,000     Weyerhaeuser Co.. . . . . . . . . . . . . . . . . . . .   3,244,000
                                                                    ------------
                                                                      46,043,247
                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

                                                                              19



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 - CONTINUED

Shares                                                                   Value
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES: 0.1%
 115,750     Sprint Nextel Corp. (a). . . . . . . . . . . . . . . . $    476,890
                                                                    ------------

UTILITIES: 1.3%
  70,000     Edison International. . . . . . . . . . . . . . . . . .   2,583,000
  50,000     NextEra Energy, Inc. . . . . . . . . . . . . . . . . .    2,752,000
  80,000     Public Service Enterprise Group, Inc.. . . . . . . . .    2,588,000
                                                                    ------------
                                                                       7,923,000
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $500,840,811). . . . . . . . . . . . . . . . . . . . . . . .$554,183,713
                                                                    ------------

Principal
 Amount
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 9.6%
$58,019,559  Dreyfus Treasury Prime Cash Management . . . . . . . . $ 58,019,559
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $58,019,559). . . . . . . . . . . . . . . . . . . . . . . .   58,019,559
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $558,860,370): 100.9%. . . . . . . . . . . . . . . . . . . . 612,203,272
Liabilities in Excess of Other Assets: (0.9)% . . . . . . . . . . .   (5,143,716)
                                                                    ------------
TOTAL NET ASSETS: 100.0% . . . . . . . . . . . . . . . . . . . . . .$607,059,556
                                                                    ============
--------
Percentages are stated as a percent of net assets.

ADR - American Depository Receipt.
CHF - Swiss Security.
(a) Non Income Producing.






The accompanying notes are an integral part of these financial statements.

20



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010

Shares                                                                   Value
--------------------------------------------------------------------------------
COMMON STOCKS: 95.5%
CONSUMER DISCRETIONARY: 7.1%
  250,000    99 Cents Only Stores (a) . . . .. . . . . . . . . . . .$  3,855,000
   77,900    Amazon.com, Inc. (a) . . . . . .. . . . . . . . . . . .  12,864,406
  275,600    Bed Bath & Beyond, Inc. (a) . . . . . . . . . . . . . .  12,098,840
  717,000    CarMax, Inc. (a). . . . . . . . . . . . . . . . . . . .  22,219,830
   60,000    Carnival Corp. . . . . . . . . .. . . . . . . . . . . .   2,590,200
  166,200    DIRECTV Group, Inc. (The) (a). .. . . . . . . . . . . .   7,223,052
  270,000    DreamWorks Animation SKG, Inc. (a) . . . . . . . . . .    9,531,000
  357,900    Dress Barn, Inc. (a) . . . . . .. . . . . . . . . . . .   8,210,226
  228,500    Gentex Corp. . . . . . . . . . .. . . . . . . . . . . .   4,565,430
   55,850    Kohl's Corp. (a) . . . . . . . .. . . . . . . . . . . .   2,859,520
  200,000    Mattel, Inc.. . . . . . . . . . . . . . . . . . . . . .   4,666,000
  343,800    Quiksilver, Inc. (a) . . . . . .. . . . . . . . . . . .   1,433,646
  252,100    Sony Corp. - ADR. . . . . . . . . . . . . . . . . . . .   8,531,064
   63,000    TJX Cos, Inc. . . . . . . . . . . . . . . . . . . . . .   2,891,070
                                                                    ------------
                                                                     103,539,284
                                                                    ------------
CONSUMER STAPLES: 0.4%
  100,000    Procter & Gamble Co. . . . . . .. . . . . . . . . . . .   6,357,000
                                                                    ------------
ENERGY: 4.9%
  120,000    Cenovus Energy, Inc. . . . . . .. . . . . . . . . . . .   3,338,400
  120,000    EnCana Corp. . . . . . . . . . .. . . . . . . . . . . .   3,386,400
  115,400    EOG Resources, Inc. . . . . . . . . . . . . . . . . . .  11,046,088
  100,000    Hess Corp. . . . . . . . . . . .. . . . . . . . . . . .   6,303,000
  180,000    National Oilwell Varco, Inc. . .. . . . . . . . . . . .   9,676,800
   60,000    Noble Energy, Inc. . . . . . . .. . . . . . . . . . . .   4,888,800
  170,000    Oceaneering International, Inc. (a) . . . . . . . . . .  10,517,900
  280,000    Range Resources Corp. . . . . . . . . . . . . . . . . .  10,469,200
  158,100    Schlumberger Ltd. . . . . . . . . . . . . . . . . . . .  11,049,609
                                                                    ------------
                                                                      70,676,197
                                                                    ------------
FINANCIALS: 3.2%
   29,000    Bank of New York Mellon Corp. (The) . . . . . . . . . . .   726,740
   88,950    Berkshire Hathaway, Inc. - Class B (a) . . . . . . . . . .7,076,862
  180,000    Chubb Corp. . . . . . . . . . . . . . . . . . . . . . .  10,443,600
1,000,000    Marsh & McLennan Cos, Inc. . . .. . . . . . . . . . . .  24,980,000
  140,000    Progressive Corp. (The) . . . . . . . . . . . . . . . .   2,962,400
                                                                    ------------
                                                                      46,189,602
                                                                    ------------

      The accompanying notes are an integral part of these financial statements.

                                                                              21



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 -- CONTINUED

Shares                                                                   Value
--------------------------------------------------------------------------------
HEALTH CARE: 38.6%
  810,000    Abiomed, Inc. (a) . .. . . . . . . . . . . . . . . . . .$ 8,351,100
1,915,000    Accuray, Inc. (a) . .. . . . . . . . . . . . . . . . . . 12,600,700
  281,000    Affymetrix, Inc. (a).. . . . . . . . . . . . . . . . . .  1,258,880
  895,000    Amgen, Inc. (a) . . .. . . . . . . . . . . . . . . . . . 51,185,050
  391,500    Biogen Idec, Inc. (a)   . . . . . . . . . . . . . . . .  24,550,965
  298,200    BioMarin Pharmaceutical, Inc. (a) . . . . . . . . . . .   7,800,912
  672,500    Boston Scientific Corp. (a) .. . . . . . . . . . . . . .  4,290,550
1,340,100    Cepheid, Inc. (a) . .. . . . . . . . . . . . . . . . . . 28,195,704
   80,000    Cerner Corp. (a). . .. . . . . . . . . . . . . . . . . .  7,026,400
2,213,728    Conceptus, Inc. (a)(b) . . . . . . . . . . . . . . . . . 31,457,075
2,066,200    Crucell N.V. - ADR (a) . . . . . . . . . . . . . . . . . 66,965,542
  705,000    Dendreon Corp. (a) . . . . . . . . . . . . . . . . . . . 25,732,500
  902,200    Eli Lilly & Co. . . .. . . . . . . . . . . . . . . . . . 31,757,440
   88,800    GlaxoSmithKline PLC - ADR    . . . . . . . . . . . . . .  3,466,752
  270,000    Illumina, Inc. (a) . . . . . . . . . . . . . . . . . . . 14,663,700
5,620,000    Immunogen, Inc. (a)(b) . . . . . . . . . . . . . . . . . 46,196,400
  120,000    Johnson & Johnson .  . . . . . . . . . . . . . . . . . .  7,640,400
  200,000    Kinetic Concepts, Inc. (a). .. . . . . . . . . . . . . .  7,606,000
  120,000    Life Technologies Corp. (a) .. . . . . . . . . . . . . .  6,021,600
  569,100    Medtronic, Inc. . . .. . . . . . . . . . . . . . . . . . 20,038,011
2,029,300    Nektar Therapeutics (a) . . .. . . . . . . . . . . . . . 29,566,901
  260,800    Novartis AG - ADR    . . . . . . . . . . . . . . . . . . 15,113,360
  120,000    NuVasive, Inc. (a) . . . . . . . . . . . . . . . . . . .  3,144,000
  260,000    OraSure Technologies, Inc. (a). . . . . . . . . . . . .   1,058,200
  337,432    Roche Holding AG - CHF . .   . . . . . . . . . . . . . . 49,549,234
2,213,300    Seattle Genetics, Inc. (a). .. . . . . . . . . . . . . . 36,275,987
  136,200    SurModics, Inc. (a). . . . . . . . . . . . . . . . . . .  1,628,952
  168,500    Waters Corp. (a). . .. . . . . . . . . . . . . . . . . . 12,490,905
  300,000    Wright Medical Group, Inc. (a) . . . . . . . . . . . . .  4,002,000
                                                                    ------------
                                                                     559,635,220
                                                                    ------------
INDUSTRIALS: 9.3%
   60,000    Aecom Technology Corp. (a) . . . . . . . . . . . . . . .  1,589,400
2,317,300    AMR Corp. . . . . . .. . . . . . . . . . . . . . . . . . 18,260,324
  340,000    Babcock & Wilcox Co. (a) . . . . . . . . . . . . . . . .  7,758,800
  280,000    C. H. Robinson Worldwide, Inc. . . . . . . . . . . . . . 19,734,400
  133,600    Caterpillar, Inc. . .. . . . . . . . . . . . . . . . . . 10,500,960
  187,565    Colfax Corp. (a) . . . . . . . . . . . . . . . . . . . .  3,014,170
  260,000    Expeditors International Washington, Inc. . . . . . . .  12,833,600


The accompanying notes are an integral part of these financial statements.

22



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 -- CONTINUED

Shares                                                                   Value
--------------------------------------------------------------------------------
INDUSTRIALS (CONTINUED)
   50,600    FedEx Corp. . . . . . . . . . . . . . . . . . . . . . . $ 4,438,632
  284,550    JetBlue Airways Corp. (a). . . . . . . . . . . . . . . .  1,986,159
  300,000    McDermott International, Inc. (a) . . . . . . . . . . .   4,629,000
  107,800    Pall Corp. . . . . . . . . . . . . . . . . . . . . . . .  4,599,826
  389,000    Ritchie Bros. Auctioneers, Inc. . . . . . . . . . . . .   8,239,020
   50,000    Rockwell Automation, Inc.. . . . . . . . . . . . . . . .  3,118,500
1,851,900    Southwest Airlines Co. . . . . . . . . . . . . . . . . . 25,482,144
  132,100    United Parcel Service, Inc. . . . . . . . . . . . . . .   8,895,614
                                                                    ------------
                                                                     135,080,549
                                                                    ------------
INFORMATION TECHNOLOGY: 28.7%
   57,850    Accenture Ltd. - Class A . . . . . . . . . . . . . . . .  2,586,474
  607,500    Adobe Systems, Inc. (a) . . . . . . . . . . . . . . . .  17,101,125
  200,000    Akamai Technologies, Inc. (a) . . . . . . . . . . . . .  10,334,000
1,040,000    Altera Corp. . . . . . . . . . . . . . . . . . . . . . . 32,458,400
  389,300    Applied Materials, Inc. . . . . . . . . . . . . . . . .   4,811,748
  167,944    ASML Holding N.V. - ADR . . . . . . . . . . . . . . . .   5,574,061
  138,000    Avid Technology, Inc. (a). . . . . . . . . . . . . . . .  1,741,560
   30,000    Cisco Systems, Inc. (a) . . . . . . . . . . . . . . . .     684,900
  198,800    Corning, Inc. . . . . . . . . . . . . . . . . . . . . .   3,634,064
  194,700    Cree, Inc. (a) . . . . . . . . . . . . . . . . . . . . .  9,986,163
   37,000    Cymer, Inc. (a). . . . . . . . . . . . . . . . . . . . .  1,367,150
1,728,700    Electronic Arts, Inc. (a) . . . . . . . . . . . . . . .  27,399,895
  783,700    EMC Corp. (a). . . . . . . . . . . . . . . . . . . . . . 16,465,537
1,760,000    Flextronics International Ltd. (a) . . . . . . . . . . . 12,601,600
  833,450    FormFactor, Inc. (a) . . . . . . . . . . . . . . . . . .  8,109,469
   60,080    Google, Inc. - Class A (a). . . . . . . . . . . . . . .  36,828,439
   90,000    Hewlett-Packard Co. . . . . . . . . . . . . . . . . . .   3,785,400
  185,500    Intel Corp. . . . . . . . . . . . . . . . . . . . . . .   3,722,985
   78,000    Intersil Corp. - Class A . . . . . . . . . . . . . . . .  1,021,020
  390,400    Intuit, Inc. (a). . . . . . . . . . . . . . . . . . . .  18,739,200
  331,300    KLA-Tencor Corp.. . . . . . . . . . . . . . . . . . . .  11,834,036
1,315,000    L.M. Ericsson Telephone Co. - ADR . . . . . . . . . . .  14,451,850
   49,000    McAfee, Inc. (a) . . . . . . . . . . . . . . . . . . . .  2,317,700
  325,000    Micron Technology, Inc. (a) . . . . . . . . . . . . . .   2,687,750
  443,900    Microsoft Corp. . . . . . . . . . . . . . . . . . . . .  11,825,496
  245,900    Motorola, Inc. (a). . . . . . . . . . . . . . . . . . .   2,004,085
  195,900    NeuStar, Inc. - Class A (a). . . . . . . . . . . . . . .  5,056,179
1,200,000    Nuance Communications, Inc. (a) . . . . . . . . . . . .  18,852,000
  540,000    NVIDIA Corp. (a) . . . . . . . . . . . . . . . . . . . .  6,496,200

      The accompanying notes are an integral part of these financial statements.

                                                                              23



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 -- CONTINUED

Shares                                                                   Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
  231,100    Oracle Corp.. . . . . . . . . . . . . . . . . . . . . .$  6,794,340
   90,000    QUALCOMM, Inc.. . . . . . . . . . . . . . . . . . . . .   4,061,700
  409,800    Rambus, Inc. (a). . . . . . . . . . . . . . . . . . . .   8,101,746
  530,150    Research In Motion Ltd. (a). . . . . . . . . . . . . .   30,192,042
  151,800    SanDisk Corp. (a). . . . . . . . . . . . . . . . . . .    5,704,644
  680,000    Stratasys, Inc. (a) . . . . . . . . . . . . . . . . . .  21,297,600
  536,400    Symantec Corp. (a). . . . . . . . . . . . . . . . . . .   8,678,952
  794,000    Texas Instruments, Inc. . . . . . . . . . . . . . . . .  23,478,580
  200,000    Trimble Navigation Ltd. (a) . . . . . . . . . . . . . .   7,168,000
  220,000    Xilinx, Inc. (a) . . . . . . . . . . . . . . . . . . .    5,898,200
                                                                    ------------
                                                                     415,854,290
                                                                    ------------
MATERIALS: 3.2%
  470,900    Monsanto Co. . . . . . . . . . . . . . . . . . . . . .   27,980,878
   39,200    Potash Corp. of Saskatchewan, Inc. . . . . . . . . . .    5,687,528
   17,250    Praxair, Inc. . . . . . . . . . . . . . . . . . . . . .   1,575,615
  328,200    Vulcan Materials Co. . . . . . . . . . . . . . . . . .   11,982,582
                                                                    ------------
                                                                      47,226,603
                                                                    ------------
TELECOMMUNICATION SERVICES: 0.1%
  292,450    Sprint Nextel Corp. (a). . . . . . . . . . . . . . . .    1,204,894
                                                                    ------------

TOTAL COMMON STOCKS
  (Cost $1,228,131,492) . . . . . . . . . . . . . . . . . . . . . $1,385,763,639
                                                                  --------------

Principal
Amount
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 4.5%
$64,962,131  Dreyfus Treasury Prime Cash Management . . . . . . . . $ 64,962,131
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $64,962,131). . . . . . . . . . . . . . . . . . . . . . . .   64,962,131
                                                                    ------------
TOTAL INVESTMENTS
  (Cost $1,293,093,623): 100.0% . . . . . . . . . . . . . . . . . .1,450,725,770
Other Assets in Excess of Liabilities: (0.0)% . . . . . . . . . . .      440,136
                                                                  --------------
TOTAL NET ASSETS: 100.0% . . . . . . . . . . . . . . . . . . . . .$1,451,165,906
                                                                  ==============



Percentages are stated as a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a)   Non Income Producing.
(b) Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.

The accompanying notes are an integral part of these financial statements.
24




SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010

Shares                                                                   Value
--------------------------------------------------------------------------------

COMMON STOCKS: 94.2%

CONSUMER DISCRETIONARY: 5.0%
   63,000    Amazon.com, Inc. (a) . . . . . . . . . . . . . . . . . $ 10,403,820
    2,000    Bravo Brio Restaurant Group, Inc. (a) . . . . . . . .        36,000
  333,400    CarMax, Inc. (a). . . . . . . . . . . . . . . . . . .    10,332,066
   74,700    DIRECTV Group, Inc. (The) (a). . . . . . . . . . . . .    3,246,462
  361,100    DreamWorks Animation SKG, Inc. (a) . . . . . . . . . .   12,746,830
  140,000    Gentex Corp. . . . . . . . . . . . . . . . . . . . . .    2,797,200
  229,000    Quiksilver, Inc. (a) . . . . . . . . . . . . . . . . .      954,930
                                                                   -------------
                                                                      40,517,308
                                                                   -------------
CONSUMER STAPLES: 1.4%
3,211,705    Smart Balance, Inc. (a)(b). . . . . . . . . . . . . . .  11,433,670
                                                                   -------------
ENERGY: 3.5%
  140,000    Cabot Oil & Gas Corp. . . . . . . . . . . . . . . . . .   4,057,200
   32,000    EOG Resources, Inc. . . . . . . . . . . . . . . . . . .   3,063,040
  100,000    National Oilwell Varco, Inc. . . . . . . . . . . . . .    5,376,000
   84,000    Oceaneering International, Inc. (a). . . . . . . . . .    5,197,080
  200,000    Range Resources Corp. . . . . . . . . . . . . . . . . .   7,478,000
  260,000    Rex Energy Corp. (a) . . . . . . . . . . . . . . . . .    3,203,200
                                                                   -------------
                                                                      28,374,520
                                                                   -------------
FINANCIALS: 1.4%
  605,820    MarketAxess Holdings, Inc. . . . . . . . . . . . . . .   11,007,749
                                                                   -------------
HEALTH CARE: 38.5%
1,260,773    Abiomed, Inc. (a) . . . . . . . . . . . . . . . . . . .  12,998,570
1,250,000    Accuray, Inc. (a) . . . . . . . . . . . . . . . . . . .   8,225,000
  222,000    Affymetrix, Inc. (a). . . . . . . . . . . . . . . . . .     994,560
  205,000    Biogen Idec, Inc. (a). . . . . . . . . . . . . . . . .   12,855,550
  510,300    BioMarin Pharmaceutical, Inc. (a) . . . . . . . . . . .  13,349,448
  791,700    Boston Scientific Corp. (a) . . . . . . . . . . . . . .   5,051,046
  591,600    Cardica, Inc. (a) . . . . . . . . . . . . . . . . . . .   1,348,848
1,172,800    Cepheid, Inc. (a) . . . . . . . . . . . . . . . . . . .  24,675,712
1,504,750    Conceptus, Inc. (a). . . . . . . . . . . . . . . . . .   21,382,497
1,087,000    Crucell N.V. - ADR (a) . . . . . . . . . . . . . . . .   35,229,670
  568,800    Dendreon Corp. (a) . . . . . . . . . . . . . . . . . .   20,761,200
4,657,115    Dyax Corp. (a) . . . . . . . . . . . . . . . . . . . .   11,223,647
3,330,250    Immunogen, Inc. (a) . . . . . . . . . . . . . . . . . .  27,374,655
  152,000    InterMune, Inc. (a). . . . . . . . . . . . . . . . . .    1,997,280
  198,500    Kinetic Concepts, Inc. (a). . . . . . . . . . . . . . .   7,548,955

      The accompanying notes are an integral part of these financial statements.
                                                                              25





SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 - CONTINUED

Shares                                                                    Value
--------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)
  476,300    Luminex Corp. (a) . . . . . . . . . . . . . . . . . . .$  8,578,163
1,160,200    Nektar Therapeutics (a) . . . . . . . . . . . . . . . .  16,904,114
  115,000    NuVasive, Inc. (a) . . . . . . . . . . . . . . . . . .    3,013,000
1,742,600    OraSure Technologies, Inc. (a). . . . . . . . . . . . .   7,092,382
1,768,339    Pharmacyclics, Inc. (a) . . . . . . . . . . . . . . . .  10,822,235
  207,700    Roche Holding AG - CHF . . . . . . . . . . . . . . . .   30,499,111
1,561,500    Seattle Genetics, Inc. (a). . . . . . . . . . . . . . .  25,592,985
  116,000    SurModics, Inc. (a). . . . . . . . . . . . . . . . . .    1,387,360
  240,000    Wright Medical Group, Inc. (a) . . . . . . . . . . . .    3,201,600
                                                                   -------------
                                                                     312,107,588
                                                                   -------------
INDUSTRIALS: 8.9%
  116,900    Aecom Technology Corp. (a) . . . . . . . . . . . . . .    3,096,681
  195,000    Alaska Air Group, Inc. (a) . . . . . . . . . . . . . .   10,296,000
2,000,000    AMR Corp. . . . . . . . . . . . . . . . . . . . . . . .  15,760,000
  116,000    C. H. Robinson Worldwide, Inc. . . . . . . . . . . . .    8,175,680
  441,210    Colfax Corp. (a) . . . . . . . . . . . . . . . . . . .    7,090,245
  845,425    JetBlue Airways Corp. (a). . . . . . . . . . . . . . .    5,901,066
   82,600    Pall Corp. . . . . . . . . . . . . . . . . . . . . . .    3,524,542
  271,700    Ritchie Bros. Auctioneers, Inc. . . . . . . . . . . . .   5,754,606
  320,600    Southwest Airlines Co. . . . . . . . . . . . . . . . .    4,411,456
  234,000    US Airways Group, Inc. (a) . . . . . . . . . . . . . .    2,758,860
   45,000    USA Truck, Inc. (a) . . . . . . . . . . . . . . . . . .     617,400
  400,000    Vitran Corp, Inc. (a) . . . . . . . . . . . . . . . . .   4,476,000
                                                                   -------------
                                                                      71,862,536
                                                                   -------------
INFORMATION TECHNOLOGY: 32.3%
  515,000    Adobe Systems, Inc. (a) . . . . . . . . . . . . . . . .  14,497,250
  180,000    Akamai Technologies, Inc. (a) . . . . . . . . . . . . .   9,300,600
  550,000    Altera Corp. . . . . . . . . . . . . . . . . . . . . .   17,165,500
  284,588    ASML Holding N.V. - ADR . . . . . . . . . . . . . . . .   9,445,476
  115,000    Avid Technology, Inc. (a). . . . . . . . . . . . . . .    1,451,300
  159,600    Cree, Inc. (a) . . . . . . . . . . . . . . . . . . . .    8,185,884
   96,500    Cymer, Inc. (a). . . . . . . . . . . . . . . . . . . .    3,565,675
1,009,800    Electronic Arts, Inc. (a) . . . . . . . . . . . . . . .  16,005,330
  200,000    EMC Corp. (a). . . . . . . . . . . . . . . . . . . . .    4,202,000
  270,000    FARO Technologies, Inc. (a) . . . . . . . . . . . . . .   6,517,800
  716,300    FormFactor, Inc. (a) . . . . . . . . . . . . . . . . .    6,969,599
   33,400    Google, Inc. - Class A (a). . . . . . . . . . . . . . .  20,473,866
  752,100    Guidance Software, Inc. (a) . . . . . . . . . . . . . .   4,858,566

The accompanying notes are an integral part of these financial statements.
26



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 - CONTINUED

Shares                                                                    Value
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
   20,000    Intermec, Inc. (a) . . . . . . . . . . . . . . . . . .$     233,000
   80,000    Internet Brands, Inc. (a) . . . . . . . . . . . . . .     1,059,200
  275,000    Intuit, Inc. (a). . . . . . . . . . . . . . . . . . .    13,200,000
  320,300    KLA-Tencor Corp.. . . . . . . . . . . . . . . . . . .    11,441,116
   57,500    McAfee, Inc. (a) . . . . . . . . . . . . . . . . . . .    2,719,750
  700,000    Micron Technology, Inc. (a) . . . . . . . . . . . . .     5,789,000
  420,000    Monster Worldwide, Inc. (a) . . . . . . . . . . . . .     7,585,200
  149,200    NeuStar, Inc. - Class A (a). . . . . . . . . . . . . .    3,850,852
  440,000    Nuance Communications, Inc. (a) . . . . . . . . . . .     6,912,400
  326,550    NVIDIA Corp. (a) . . . . . . . . . . . . . . . . . . .    3,928,396
  311,800    Rambus, Inc. (a). . . . . . . . . . . . . . . . . . .     6,164,286
  394,900    Research In Motion Ltd. (a). . . . . . . . . . . . . .   22,489,555
  200,000    RightNow Technologies, Inc. (a) . . . . . . . . . . .     5,224,000
   83,100    SanDisk Corp. (a). . . . . . . . . . . . . . . . . . .    3,122,898
   52,100    Smart Technologies, Inc. (a). . . . . . . . . . . . .       676,779
  637,700    Stratasys, Inc. (a) . . . . . . . . . . . . . . . . .    19,972,764
  230,100    Symantec Corp. (a). . . . . . . . . . . . . . . . . .     3,723,018
  120,000    Trimble Navigation Ltd. (a) . . . . . . . . . . . . .     4,300,800
  789,600    Websense, Inc. (a) . . . . . . . . . . . . . . . . . .   15,886,752
   60,000    Yahoo!, Inc. (a). . . . . . . . . . . . . . . . . . .       990,600
                                                                   -------------
                                                                     261,909,212
                                                                   -------------
MATERIALS: 3.1%
  286,800    Monsanto Co. . . . . . . . . . . . . . . . . . . . . .   17,041,656
   54,400    Potash Corp. of Saskatchewan, Inc. . . . . . . . . . .    7,892,896
                                                                   -------------
                                                                      24,934,552
                                                                   -------------
TELECOMMUNICATION SERVICES: 0.1%
  296,700    Sprint Nextel Corp. (a). . . . . . . . . . . . . . . .    1,222,404
                                                                   -------------

TOTAL COMMON STOCKS
  (Cost $674,986,954). . . . . . . . . . . . . . . . . . . . . . . $ 763,369,539
                                                                   -------------



      The accompanying notes are an integral part of these financial statements.
                                                                              27



SCHEDULE OF INVESTMENTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
OCTOBER 31, 2010 - CONTINUED

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

SHORT TERM INVESTMENTS: 5.9%
$ 47,491,670 Dreyfus Treasury Prime Cash Management . . . . . . . .$  47,491,670
                                                                   -------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $47,491,670). . . . . . . . . . . . . . . . . . . . . . . .   47,491,670
                                                                   -------------
TOTAL INVESTMENTS
  (Cost $722,478,624) - 100.1% . . . . . . . . . . . . . . . . . .   810,861,209
Liabilities in Excess of Other Assets - (0.1)% . . . . . . . . . .      (912,834)
                                                                   -------------
TOTAL NET ASSETS: 100.0% . . . . . . . . . . . . . . . . . . . . . $ 809,948,375
                                                                   =============




Percentages  are  stated  as  a percent of net assets.
ADR - American Depository Receipt.
CHF - Swiss Security.
(a)   Non Income Producing.
(b) Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.





The accompanying notes are an integral part of these financial statements.
28


STATEMENTS OF ASSETS AND LIABILITIES
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
OCTOBER 31, 2010
                                          PRIMECAP       PRIMECAP        PRIMECAP
                                          ODYSSEY         ODYSSEY   ODYSSEY AGGRESSIVE
                                         STOCK FUND     GROWTH FUND      GROWTH FUND
                                        ------------   --------------   ------------
ASSETS
  Investments, at cost ...............  $558,860,370   $1,293,093,623   $722,478,624
                                        ============   ==============   ============

  Investments, at value ..............  $612,203,272   $1,450,725,770   $810,861,209
  Receivables:
   Securities sold ...................          --            432,983           --
   Dividends and interest ............       622,474          760,507        241,585
   Fund shares sold ..................       948,387        2,369,886      5,693,597
  Prepaid expenses and other assets            7,773           18,762         19,220
                                        ------------   --------------   ------------
   Total assets ......................   613,781,906    1,454,307,908    816,815,611
                                        ------------   --------------   ------------
LIABILITIES
  Payable for securities purchased ...     5,785,501          579,924      5,344,107
  Payable for fund shares repurchased         82,934          459,465        351,610
  Payable to advisor (Note 6) ........       706,383        1,816,060        975,563
  Other accrued expenses & liabilities       147,532          286,553        195,956
                                        ------------   --------------   ------------
   Total liabilities .................     6,722,350        3,142,002      6,867,236
                                        ------------   --------------   ------------
NET ASSETS ...........................  $607,059,556   $1,451,165,906   $809,948,375
                                        ============   ==============   ============

Number of shares issued and
  outstanding (unlimited shares
  authorized, $0.01 par value) .......    45,027,268       98,706,971     50,097,938
                                        ============   ==============   ============

NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE .........  $      13.48   $        14.70   $      16.17
                                        ============   ==============   ============

COMPONENTS OF NET ASSETS
  Paid-in capital ....................  $582,350,790   $1,306,903,317   $693,734,043
  Undistributed net investment
   income ............................     4,150,713        1,066,130           --
  Accumulated net realized gain (loss)
   on investments ....................   (32,799,173)     (14,468,743)    27,804,430
  Accumulated net unrealized
   appreciation on investments .......    53,357,226      157,665,202     88,409,902
                                        ------------   --------------   ------------
    Net assets .......................  $607,059,556   $1,451,165,906   $809,948,375
                                        ============   ==============   ============

      The accompanying notes are an integral part of these financial statements.
                                                                              29



STATEMENTS OF OPERATIONS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010

                                       PRIMECAP       PRIMECAP       PRIMECAP
                                       ODYSSEY        ODYSSEY    ODYSSEY AGGRESSIVE
                                      STOCK FUND    GROWTH FUND     GROWTH FUND
                                     -----------   ------------     ------------
INVESTMENT INCOME
  Income
   Dividends (net of foreign taxes
    withheld of $138,409, $313,446,
    and $103,618, respectively) .....  $ 6,981,430(1) $  8,877,499  $  1,492,296
   Interest income ..................          139             519           197
                                       -----------    ------------  ------------
    Total income ....................    6,981,569       8,878,018     1,492,493
                                       -----------    ------------  ------------
Expenses
  Advisory fees .....................    1,892,370       5,919,638     3,168,933
  Fund administration and
    accounting costs ................      155,340         512,197       272,566
  Professional fees .................       58,895          62,425        60,159
  Shareholder servicing fees
    and expenses ....................      123,807         416,817       288,278
  Federal and state registration fees       32,808          47,419        45,040
  Custody fees ......................       33,752         100,526        64,164
  Trustee fees and expenses .........       28,167          29,485        28,585
  Printing and mailing ..............       15,573          59,460        57,287
  Other expenses ....................       44,169          96,298        51,088
                                       -----------    ------------  ------------
  Total expenses ....................    2,384,881       7,244,265     4,036,100
                                       -----------    ------------  ------------
NET INVESTMENT INCOME (LOSS) ........    4,596,688       1,633,753    (2,543,607)
                                       -----------    ------------  ------------
REALIZED AND CHANGE IN
UNREALIZED GAIN
ON INVESTMENTS
  Net realized gain on investments       1,276,438         999,154    41,684,298
                                       -----------    ------------  ------------
  Net change in unrealized
   appreciation on investments ......   52,908,147     189,779,096   102,743,903
                                       -----------    ------------  ------------
  Net realized and unrealized gain
   on investments ...................   54,184,585     190,778,250   144,428,201
                                       -----------    ------------  ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...........  $58,781,273    $192,412,003  $141,884,594
                                       ===========    ============  ============

--------
(1) Dividend income includes $2,117,073 relating to a special dividend.

The accompanying notes are an integral part of these financial statements.
30


STATEMENT OF CHANGES IN NET ASSETS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------

                                                      YEAR ENDED        YEAR ENDED
                                                   OCTOBER 31, 2010  OCTOBER 31, 2009
                                                   ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income .............................  $  4,596,688   $   1,659,313
  Net realized gain (loss) on investments ...........     1,276,438     (28,008,473)
  Net unrealized appreciation on investments ........    52,908,147      47,825,757
                                                       ------------   -------------
   NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .......................    58,781,273      21,476,597
                                                       ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income .............................    (1,831,079)     (1,193,169)
  Realized gain on investments ......................          --              --
                                                       ------------   -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..............    (1,831,079)     (1,193,169)
                                                       ------------   -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .........................   403,570,379     100,416,214
  Proceeds from reinvestment of distribution ........     1,822,043       1,191,178
  Cost of shares redeemed ...........................   (34,962,948)   (129,262,401)
  Redemption fee proceeds ...........................         7,738          72,580
                                                       ------------   -------------
   NET INCREASE (DECREASE) FROM CAPITAL SHARE .......   370,437,212     (27,582,429)
                                                       ------------   -------------
    TRANSACTIONS
    TOTAL INCREASE (DECREASE) IN NET ASSETS .........   427,387,406      (7,299,001)

NET ASSETS
  Beginning of year .................................   179,672,150     186,971,151
                                                       ------------   -------------
  End of year (including undistributed net investment
   income of $4,150,713 and $1,385,823, respectively)  $607,059,556   $ 179,672,150
                                                       ============   =============


CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year .............    15,370,380      18,503,767
                                                       ------------   -------------
   Shares sold ......................................    32,259,418      10,460,306
   Shares issued on reinvestment of distributions ...       144,721         129,476
   Shares repurchased ...............................    (2,747,251)    (13,723,169)
                                                       ------------   -------------
   Net increase (decrease) in capital shares .........   29,656,888      (3,133,387)
                                                       ------------   -------------
   Shares Outstanding, end of year ..................    45,027,268      15,370,380
                                                       ============   =============

      The accompanying notes are an integral part of these financial statements.
                                                                              31


STATEMENT OF CHANGES IN NET ASSETS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------

                                                            YEAR ENDED        YEAR ENDED
                                                         OCTOBER 31, 2010   OCTOBER 31, 2009
                                                         ----------------   ----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment income ................................  $    1,633,753     $   1,697,113
  Net realized gain (loss) on ..........................         999,154       (13,802,550)
   investments
  Net unrealized appreciation on investments ...........     189,779,096       114,126,729
                                                          --------------     -------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS     192,412,003       102,021,292
                                                          --------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ................................      (1,825,837)       (1,291,445)
  Realized gain on investments .........................            --                --
                                                          --------------     -------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................      (1,825,837)       (1,291,445)
                                                          --------------     -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ............................     745,167,382       371,086,180
  Proceeds from reinvestment of distribution ...........       1,740,542         1,224,200
  Cost of shares redeemed ..............................    (192,905,219)     (178,976,597)
  Redemption fee proceeds ..............................          87,258            46,291
                                                          --------------     -------------
   NET INCREASE FROM CAPITAL SHARE TRANSACTIONS ........     554,089,963       193,380,074
                                                          --------------     -------------
   TOTAL INCREASE IN NET ASSETS ........................     744,676,129       294,109,921

NET ASSETS
  Beginning of year ....................................     706,489,777       412,379,856
                                                          --------------     -------------
  End of year (including undistributed net investment
   income of $1,066,130 and $1,256,012, respectively)     $1,451,165,906     $ 706,489,777
                                                          ==============     =============


CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year ................      57,986,448        40,960,083
                                                          --------------     -------------
  Shares sold ..........................................      54,837,387        35,350,990
  Shares issued on reinvestment of distributions .......         132,764           132,203
  Shares repurchased ...................................     (14,249,628)      (18,456,828)
                                                          --------------     -------------
   Net increase in capital shares ......................      40,720,523        17,026,365
                                                          --------------     -------------
  Shares Outstanding, end of year ......................      98,706,971        57,986,448
                                                          ==============     =============


The accompanying notes are an integral part of these financial statements.
32

STATEMENT OF CHANGES IN NET ASSETS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
                                                 YEAR ENDED        YEAR ENDED
                                              OCTOBER 31, 2010  OCTOBER 31, 2009
                                              ----------------  ----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss .......................    $ (2,543,607)   $ (1,419,736)
  Net realized gain (loss) on investments ...      41,684,298     (10,430,012)
  Net unrealized appreciation on investments      102,743,903      85,726,892
                                                 ------------    ------------
   NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS. ........................     141,884,594      73,877,144
                                                 ------------    ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold .................     402,604,235     125,071,901
  Cost of shares redeemed ...................     (98,500,526)    (60,586,982)
  Redemption fee proceeds ...................         129,280          40,419
                                                 ------------    ------------
   NET INCREASE FROM CAPITAL
    SHARE TRANSACTIONS ......................     304,232,989      64,525,338
                                                 ------------    ------------
   TOTAL INCREASE IN NET ASSETS .............     446,117,583     138,402,482

NET ASSETS
  Beginning of year .........................     363,830,792     225,428,310
                                                 ------------    ------------
  End of year ...............................    $809,948,375    $363,830,792
                                                 ============    ============


CHANGE IN CAPITAL SHARES
  Shares Outstanding, beginning of year .....      29,505,941      23,820,611
                                                 ------------    ------------
  Shares sold ...............................      27,379,055      12,038,983
  Shares repurchased ........................      (6,787,058)     (6,353,653)
                                                 ------------    ------------
   Net increase in capital shares ...........      20,591,997       5,685,330
                                                 ------------    ------------
  Shares Outstanding, end of year ...........      50,097,938      29,505,941
                                                 ============    ============

      The accompanying notes are an integral part of these financial statements.
                                                                              33


FINANCIAL HIGHLIGHTS
PRIMECAP ODYSSEY STOCK FUND
--------------------------------------------------------------------------------
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL
STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                         YEAR        YEAR    YEAR       YEAR         YEAR
                                         ENDED       ENDED   ENDED      ENDED        ENDED
                                        OCT. 31,   OCT. 31,  OCT. 31,  OCT. 31,     OCT. 31,
                                          2010       2009     2008       2007        2006
                                         ------     ------   ------     ------     ------

Net asset value, beginning of year ....  $11.69     $10.10   $15.22     $13.48     $11.48
                                         ------     ------   ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............    0.09(2)    0.10     0.06       0.07       0.03
  Net realized and unrealized
   gain (loss) on investments .........    1.79       1.55    (4.99)      1.79       1.97
                                         ------     ------   ------     ------     ------
Total from investment operations ......    1.88       1.65    (4.93)      1.86       2.00
                                         ------     ------   ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income    (0.09)     (0.06)   (0.07)     (0.04)      0.00(1)
  Distributions from realized gain ....    0.00       0.00    (0.12)     (0.08)      0.00(1)
                                         ------     ------   ------     ------     ------
Total distributions ...................   (0.09)     (0.06)   (0.19)     (0.12)      0.00
                                         ------     ------   ------     ------     ------
Redemption fee proceeds ...............    0.00(1)    0.00(1)  0.00(1)    0.00(1)    0.00(1)
                                         ------     ------   ------     ------     ------
Net asset value, end of year ..........  $13.48     $11.69   $10.10     $15.22     $13.48
                                         ======     ======   ======     ======     ======


Total return ..........................   16.14%     16.55%   (32.73%)   13.88%     17.48%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)     $607.1     $179.7   $187.0     $216.4     $ 88.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS    0.71%      0.80%    0.79%      0.81%      0.99%

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS ...............    1.37%2     0.96%    0.51%      0.59%      0.41%

Portfolio turnover rate ...............    3.35%     33.55%    9.66%      5.87%      4.09%

--------
(1)  Amount represents less than $0.01 per share.

(2) Investment income per share reflects a special dividend of $0.05. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.74%.

The accompanying notes are an integral part of these financial statements.
34


FINANCIAL HIGHLIGHTS
PRIMECAP ODYSSEY GROWTH FUND
--------------------------------------------------------------------------------
FOR  A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL
STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                           YEAR        YEAR        YEAR      YEAR       YEAR
                                          ENDED        ENDED       ENDED    ENDED       ENDED
                                         OCT. 31,     OCT. 31,   OCT. 31,  OCT. 31,    OCT. 31,
                                           2010        2009       2008       2007        2006
                                         --------     ------     ------     ------     ------

Net asset value, beginning of year ....  $  12.18     $10.07     $15.71     $13.76     $11.62
                                         --------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............      0.02       0.03       0.03       0.04       0.01
  Net realized and unrealized
   gain (loss) on investments .........      2.53       2.11      (5.59)      2.07       2.14
                                         --------     ------     ------     ------     ------
Total from investment operations ......      2.55       2.14      (5.56)      2.11       2.15
                                         --------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.03)     (0.03)     (0.04)     (0.02)     0.001
  Distributions from realized gain ....      0.00       0.00      (0.04)     (0.14)     (0.01)
                                         --------     ------     ------     ------     ------
Total distributions ...................     (0.03)     (0.03)     (0.08)     (0.16)     (0.01)
                                         --------     ------     ------     ------     ------
Redemption fee proceeds ...............      0.00(1)    0.00(1)    0.00(1)    0.00(1)    0.00(1)
                                         --------     ------     ------     ------     ------

Net asset value, end of year ..........  $  14.70     $12.18     $10.07     $15.71     $13.76
                                         ========     ======     ======     ======     =======

Total return ..........................     20.96%     21.39%     (35.55%)   15.46%     18.49%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)     $1,451.2     $706.5     $412.4     $512.0     $202.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS      0.68%      0.71%      0.71%      0.75%      0.89%

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS ...............      0.15%      0.35%      0.26%      0.30%      0.19%

Portfolio turnover rate ...............      4.93%     12.49%     12.72%      4.83%      6.87%


--------
(1) Amount represents less than $0.01 per share.


      The accompanying notes are an integral part of these financial statements.
                                                                              35



FINANCIAL HIGHLIGHTS
PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL
STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.

                                         YEAR       YEAR        YEAR       YEAR       YEAR
                                         ENDED      ENDED      ENDED      ENDED      ENDED
                                        OCT. 31,   OCT. 31,   OCT. 31,   OCT. 31,   OCT. 31,
                                          2010       2009       2008       2007       2006
                                         ------     ------     ------     ------     ------

Net asset value, beginning of year ....  $12.33     $ 9.46     $16.03     $13.92     $11.24
                                         ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .................   (0.05)     (0.05)     (0.06)     (0.03)     (0.02)
  Net realized and unrealized
   gain (loss) on investments .........    3.89       2.92      (6.42)      2.34       2.70
                                         ------     ------     ------     ------     ------
Total from investment operations ......    3.84       2.87      (6.48)      2.31       2.68
                                         ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
  Distributions from realized gain ....    0.00       0.00      (0.09)     (0.20)      0.00
                                         ------     ------     ------     ------     ------
Redemption fee proceeds ...............    0.00(1)    0.00(1)    0.00(1)    0.00(1)    0.00(1)
                                         ------     ------     ------     ------     ------
Net asset value, end of year ..........  $16.17     $12.33     $ 9.46     $16.03     $13.92
                                         ======     =======    ======     ======     ======

Total return ..........................   31.14%     30.34%     (40.60%)   16.76%     23.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions) ....  $809.9     $363.8     $225.4     $375.2     $119.9

RATIO OF EXPENSES TO AVERAGE NET ASSETS    0.71%      0.77%      0.78%      0.78%      0.99%

RATIO OF NET INVESTMENT LOSS
  TO AVERAGE NET ASSETS ...............    (0.45%)    (0.54%)    (0.46%)    (0.25%)    (0.33%)

Portfolio turnover rate ...............   15.34%     19.70%     24.32%      6.02%     12.30%


-------
(1)  Amount represents less than $0.01 per share.


The accompanying notes are an integral part of these financial statements.
36


NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010

(1) ORGANIZATION

PRIMECAP Odyssey Funds (the "Trust") was organized on June 8, 2004 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is comprised of three series: PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund, and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds"), each of which is diversified within the meaning of the 1940 Act. PRIMECAP Management Company (the "Investment Advisor") serves as investment advisor to the Funds. The Funds commenced operations on November 1, 2004.

Each Fund's investment objective is to provide long-term capital appreciation. Each Fund is authorized to issue unlimited shares of beneficial interest. All shares within each Fund have equal rights with respect to voting.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Funds consistently follow the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America.

     A.   SECURITY VALUATION.

          Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities listed on the NASDAQ Global Market, the NASDAQ Global Select Market, and the NASDAQ Capital Market are valued using the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities in a foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of the New York Stock Exchange (the "NYSE"). Securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by a valuation committee of the Investment Advisor in accordance with procedures approved by the Trust's board of trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of a security used by a Fund to calculate its net asset value per share ("NAV") may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments, and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

          Investments in other funds are valued at their respective net asset values as determined by those funds, in accordance with the 1940 Act.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010 - CONTINUED

          Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

     B.   SHARE VALUATION.

          The net asset value per share ("NAV") of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund. The result is rounded to the nearest cent. The Funds' shares will not be priced on the days on which the NYSE is closed for trading.

     C.   FOREIGN CURRENCY.

          Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     D.   FEDERAL INCOME TAXES.

          Each Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Funds intend to distribute substantially all of their taxable income and any capital gains in excess of applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

          The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable based upon their current interpretations of the tax rules and regulations that exist in the markets in which they invest.

          There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010, or for any other tax years which are open for exam. As of October 31, 2010, open tax years include the tax years ended October 31, 2007 through 2010. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next six months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010 - CONTINUED

     E.   ALLOCATION OF EXPENSES.

          Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

     F. SECURITY TRANSACTIONS, INVESTMENT INCOME, AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/ accreted using the effective interest method. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     G.   USE OF ESTIMATES.

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

 H. INDEMNIFICATION OBLIGATIONS.

          Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

(3) INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 2010 were as follows:

FUND                                               PURCHASES            SALES
----                                               ---------            -----
PRIMECAP Odyssey Stock Fund ...............       $343,180,369       $10,243,036
PRIMECAP Odyssey Growth Fund ..............       $588,365,944       $48,448,013
PRIMECAP Odyssey Aggressive Growth Fund ...       $363,755,688       $79,661,206

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010 - CONTINUED

(4) FAIR VALUE OF THE FINANCIAL INSTRUMENTS

On January 21, 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820, Fair Value Measurements and Disclosures (formerly FASB Statement No. 157), to require additional disclosures regarding fair measurements. Specifically, the amendment requires reporting entities to disclose i) the inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions; ii) transfers between all levels including Level 1 and Level 2 as well as the reason(s) for all transfers; and with respect to Level 3 positions, transfers out separately from transfers in; and iii) purchases, sales, issuances, and settlements on a gross basis in the Level 3 roll forward rather than as one net number. Examples of inputs that may be used in valuing Level 2 securities are current yields, current discount rates, credit quality, yields for comparable securities, and trading volume.

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirements to provide the Level 3 activity for purchases, sales, issuances, and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

     Level 1 - Quoted prices in active markets for identical securities.

     Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, foreign exchange rates, and fair value estimates for foreign securities indices).

     Level 3 - Significant unobservable inputs (including the Funds' own assumptions in determining fair value of investments).

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy for each Fund as of October 31, 2010. These assets are measured on a recurring basis.



NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010 - CONTINUED

                                       QUOTED PRICES
                                         IN ACTIVE  SIGNIFICANT
                                        MARKETS FOR   OTHER     SIGNIFICANT
                                         IDENTICAL  OBSERVABLE UNOBSERVABLE
                                          ASSETS      INPUTS      INPUTS
FUND              DESCRIPTION            (LEVEL 1)  (LEVEL 2)    (LEVEL 3)       TOTAL
----              -----------            ---------  ---------    ---------       -----

PRIMECAP          Equity
ODYSSEY STOCK     Common Stock         $ 554,183,713   $ --         $ --     $  554,183,713
FUND                                   -------------   ------       ------   --------------
                  Total Equity         $ 554,183,713   $ --         $ --     $  554,183,713
                                       -------------   ------       ------   --------------
                  Short-Term           $  58,019,559   $ --         $ --     $   58,019,559
                                       -------------   ------       ------   --------------
                  Investments
                  Total Investments
                  in Securities        $ 612,203,272   $ --         $ --     $  612,203,272
                                       =============   ======       ======   ==============
PRIMECAP          Equity
ODYSSEY GROWTH    Common Stock         $1,385,763,63   $ --         $ --     $1,385,763,639
FUND                                   -------------   ------       ------   --------------
                  Total Equity         $1,385,763,63   $ --         $ --     $1,385,763,639
                                       -------------   ------       ------   --------------
                  Short-Term           $  64,962,131   $ --         $ --     $   64,962,131
                                       -------------   ------       ------   --------------
                  Investments
                  Total Investments
                  in Securities        $1,450,725,77   $ --         $ --     $1,450,725,770
                                       =============   ======       ======   ==============
PRIMECAP          Equity
ODYSSEY           Common Stock         $ 763,369,539   $ --         $ --     $  763,369,539
AGGRESSIVE                             -------------   ------       ------   --------------
GROWTH FUND       Total Equity         $ 763,369,539   $ --         $ --     $  763,369,539
                                       -------------   ------       ------   --------------
                  Short-Term           $  47,491,670   $ --         $ --     $   47,491,670
                                       -------------   ------       ------   --------------
                  Investments
                  Total Investments
                  in Securities        $ 810,861,209   $ --         $ --     $  810,861,209
                                       =============   ======       ======   ==============


------
Refer to each Fund's respective Schedule of Investments for the breakdown of major categories.

(5) DISTRIBUTION TO SHAREHOLDERS

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of deferred wash sale losses.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010 - CONTINUED

As of October 31, 2010, the components of capital on a tax basis were as follows:

                                    PRIMECAP        PRIMECAP        PRIMECAP
                                                                     ODYSSEY
                                     ODYSSEY          ODYSSEY       AGGRESSIVE
                                    STOCK FUND      GROWTH FUND    GROWTH FUND
                                    ----------      -----------    -----------

Cost of investments
  for tax purposes(1) ..........  $ 562,380,581   $1,297,133,832   $722,523,447
                                  =============   ==============   ============
Gross tax unrealized
  appreciation .................     79,683,082      260,985,245    164,880,361
Gross tax unrealized
  depreciation .................    (29,846,067)    (107,360,252)   (76,515,282)
                                  -------------   --------------   ------------
Net tax unrealized appreciation.  $  49,837,015   $  153,624,993   $ 88,365,079
                                  =============   ==============   ============
Undistributed ordinary income.    $   4,150,713   $    1,066,130   $       --
Undistributed long-term
  capital gain .................           --               --       27,849,253
                                  -------------   --------------   ------------
Total distributable earnings ...  $   4,150,713   $    1,066,130   $ 27,849,253
                                  -------------   --------------   ------------
Other accumulated loss .........  $ (29,278,962)  $  (10,428,534)  $       --
                                  -------------   --------------   ------------
Total accumulated gain .........  $  24,708,766   $  144,262,589   $116,214,332
                                  =============   ==============   ============

--------
(1) At October 31, 2010, the basis of investments for federal income tax purposes differs from the cost for financial reporting purposes due to the tax deferral of losses on wash sales.

U.S. Generally Accepted Accounting Principles (GAAP) require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the fiscal year ended October 31, 2010 the reclassifications were as follows:

                                   UNDISTRIBUTED   ACCUMULATED
                                  NET INVESTMENT  NET REALIZED
                                      INCOME         LOSS        PAID IN CAPITAL
                                      ------         ----        ---------------
PRIMECAP Odyssey
  Stock Fund ................           (719)     1,246,263       (1,245,544)
PRIMECAP Odyssey
  Growth Fund ...............          2,202         (2,202)            --
PRIMECAP Odyssey
  Aggressive Growth Fund ....      2,543,607         (3,185)      (2,540,422)

The permanent differences relate to net operating losses, foreign currency adjustments, and in-kind transfers of securities with differing book and tax methods of accounting.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010 - CONTINUED

At October 31, 2010, the PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund had capital loss carryovers of $29,278,962 and $10,428,534, respectively, of which $3,593,931 and $689,857 expire on October 31, 2016, and $25,685,031 and
$9,738,677 expire on October 31, 2017, respectively.

Tax components of dividends paid during the year ended October 31, 2010 and the year ended October 31, 2009 were as follows:

                                                         OCTOBER 31, 2010
                                                 -------------------------------
                                                    ORDINARY        LONG-TERM
                                                     INCOME        CAPITAL GAIN
                                                 DISTRIBUTIONS     DISTRIBUTIONS
                                                 -------------     -------------
PRIMECAP Odyssey Stock Fund ...............       $1,831,079      $         --
PRIMECAP Odyssey Growth Fund ..............       $1,825,837      $         --
PRIMECAP Odyssey Aggressive Growth Fund ...       $     --        $         --

                                                          OCTOBER 31, 2009
                                                  ------------------------------
                                                     ORDINARY       LONG-TERM
                                                      INCOME      CAPITAL GAIN
                                                   DISTRIBUTIONS  DISTRIBUTIONS
                                                   -------------  -------------
PRIMECAP Odyssey Stock Fund ...............       $1,193,169      $         --
PRIMECAP Odyssey Growth Fund ..............       $1,291,445      $         --
PRIMECAP Odyssey Aggressive Growth Fund ...       $     --        $         --

The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amounts necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended October 31, 2010.

(6) INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an investment management agreement with the Investment Advisor on behalf of each Fund. Under the terms of the agreement, each of the Funds will pay a fee equal to the following annual percentages of average net assets:

                                                                   ASSETS IN
                                                FOR THE FIRST      EXCESS OF
                                                $100,000,000      $100,000,000
                                                  PER FUND          PER FUND
                                                  --------          --------
PRIMECAP Odyssey Stock Fund ....................  0.60%             0.55%
PRIMECAP Odyssey Growth Fund ...................  0.60%             0.55%
PRIMECAP Odyssey Aggressive Growth Fund ........  0.60%             0.55%

The Bank of New York Mellon Corporation serves as the Funds' custodian. U.S. Bancorp Fund Services, LLC ("USBFS") serves as the administrator, fund accountant, and transfer agent to the Funds. Quasar Distributors, LLC, an affiliate of USBFS, serves as the Funds' distributor.

NOTES TO FINANCIAL STATEMENTS
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2010 - CONTINUED

(7) OTHER AFFILIATES

Certain of the Funds' investments are in companies that are considered to be affiliated companies of a Fund because the Fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

PRIMECAP ODYSSEY GROWTH FUND
                                 CURRENT PERIOD TRANSACTIONS
                           ---------------------------------------
               MARKET                 PROCEEDS                       MARKET
             VALUE AS OF                FROM                        VALUE AT
COMMON       OCTOBER 31,   PURCHASES SECURITIES DIVIDEND REALIZED  OCTOBER 31,
STOCK           2009        AT COST      SOLD     INCOME  GAIN(LOSS)   2010
-------------------------------------------------------------------------------
Conceptus,      NA(1)      17,786,450     --       --        --     31,457,075
Inc.
Immunogen,       --        44,277,050     --       --        --     46,196,400
Inc.
             ---------    ------------  ------   ------    ------  -----------
Total           $--       $62,063,500     --       --        --    $77,653,475
             =========    ============  ======   ======    ======  ===========


PRIMECAP ODYSSEY AGGRESSIVE GROWTH FUND

                                 CURRENT PERIOD TRANSACTIONS
                           ---------------------------------------
               MARKET                 PROCEEDS                       MARKET
             VALUE AS OF                FROM                        VALUE AT
COMMON       OCTOBER 31,   PURCHASES SECURITIES DIVIDEND REALIZED  OCTOBER 31,
STOCK           2009        AT COST      SOLD     INCOME  GAIN(LOSS)   2010
-------------------------------------------------------------------------------
Smart            --         13,836,944    --       --       --      11,433,670
Balance,
Inc.
               ------      -----------  ------   ------   ------  ------------
Total          $ --        $13,836,944    --       --       --    $ 11,433,670
               ======      ===========  ======   ======   ======  ============

------
1 Not Applicable - At October 31, 2009, the security was held, but the issuer was not an affiliated company of the Fund.

(8) SUBSEQUENT EVENTS

The funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of PRIMECAP Odyssey Funds:


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PRIMECAP Odyssey Stock Fund, PRIMECAP Odyssey Growth Fund and PRIMECAP Odyssey Aggressive Growth Fund (the "Funds") at October 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS, LLP
San Francisco, California
December 17, 2010

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED)

ADDITIONAL TAX INFORMATION

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 100% and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as qualified dividend income.

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 100% and 100%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as dividends qualifying for the dividends received deduction available for corporate shareholders.

TAX NOTICE

Additional information for foreign shareholders only:

The PRIMECAP Odyssey Stock Fund and PRIMECAP Odyssey Growth Fund designate 1% and 1%, respectively, of ordinary income distributions paid during the fiscal year ended October 31, 2010 as interest related dividends under the Internal Revenue Code Section 871 (k)(1)(c).

PROXY VOTING PROCEDURES

The Investment Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's board of trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-729-2307. This information is also available through the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

PROXY VOTING RECORD

Information regarding how the Funds voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-729-2307. This information is also available through the SEC's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q is available on the SEC's website at http://www.sec.gov. The Trust's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free 1-800-729-2307.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED) - CONTINUED

BOARD  APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

The Board of Trustees of PRIMECAP Odyssey Funds (the "Trust") is comprised of five Trustees, four of whom are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "Independent Trustees"). In September 2010, the Board of Trustees, including the Independent Trustees, approved a one-year renewal of the Trust's investment advisory agreement (the "Investment Advisory Agreement") with PRIMECAP Management Company (the "Investment Advisor").

GENERAL INFORMATION

The following information summarizes the Board's considerations associated with its review of the Investment Advisory Agreement. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Investment Advisory Agreement was considered separately for each Fund, although the Board took into account the common interests of all the Funds in its review. In considering these matters, the Board discussed the renewal of the Investment Advisory Agreement with management, and the Independent Trustees met in private sessions with counsel at which no employees of the Investment Advisor were present.

The Board reviewed extensive materials regarding the investment results of the Funds, advisory fee and expense comparisons, financial and profitability information with respect to the Investment Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel of the Investment Advisor providing services to the Funds. They also took into account information they received at past Board meetings with respect to these matters.

In deciding to approve the renewal of the Investment Advisory Agreement, the Board and the Independent Trustees did not identify a single factor as controlling, and this summary does not describe all of the matters considered. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

NATURE, EXTENT, AND QUALITY OF SERVICES

The Board discussed the services provided by the Investment Advisor to the Funds under the Investment Advisory Agreement, including the background, education, and experience of its key portfolio management and operational personnel; its overall financial strength and stability; its resources and efforts to retain, attract, and motivate capable personnel to serve the Funds; and the overall general quality and depth of its organization. The Board also took into account the experience, capability, and integrity of the Investment Advisor's senior management; its investment philosophy and processes, including its brokerage and trading practices; its disaster recovery and contingency planning; and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Board and the Independent Trustees concluded that the nature, extent, and quality of services provided under the Investment Advisory Agreement were satisfactory.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED) - CONTINUED

INVESTMENT PERFORMANCE

The Board assessed the performance of each Fund compared with its benchmark and the average of a peer group of funds (each a "peer group") selected by Morningstar, Inc. ("Morningstar") for theyear-to-date and one-year, three-year, and five-year andsince-inception periods ended July 31, 2010. The Board made the following observations in reviewing the Funds' performance:

     o The PRIMECAP Odyssey Stock Fund outperformed the median return of the funds in the Morningstar Large Cap Growth fund peer group and the S&P 500 Index for the three- and five-year periods ended July 31, 2010. The Fund continued to significantly outperform its benchmark in the period from the Fund's inception through July 31, 2010. The Fund had lagged the S&P 500 during the year ended July 31, 2010 but performed in line with its peer group.

     o The total return of the PRIMECAP Odyssey Growth Fund exceeded the median return of the funds in the Morningstar Large Cap Growth fund peer group, the S&P 500 Index, and the Russell 1000 Growth Index for all periods ended July 31, 2010, except for the S&P 500 Index and the Russell 1000 Growth Index for the one-year period. The return from the Fund's inception through July 31, 2010 was also better than those of the S&P 500 and the Russell 1000 Growth Index.

     o The performance of the PRIMECAP Odyssey Aggressive Growth Fund exceeded that of the median return of the funds in the Morningstar Mid-Cap Growth fund peer group and the S&P 500 Index for the year-to-date, three-year and five-year periods ended July 31, 2010. The Fund also outperformed the S&P 500 Index and the Russell MidCap Growth Index from the Fund's inception through July 31, 2010. The Fund's performance over the 12 months ended July 31, 2010 was slightly lower than that of the Russell MidCap Growth Index but significantly higher than that of the S&P 500.

Based on the information provided to them, the Board and the Independent Trustees concluded that the performance of each Fund was satisfactory.

ADVISORY FEES AND FUND EXPENSES

The Board reviewed the fees and expenses paid by each Fund to the Investment Advisor and an analysis of Morningstar data with respect to the fees and expenses paid by comparable funds, noting in particular that:

     o The PRIMECAP Odyssey Stock Fund had the lowest advisory fee and the third-lowest total expense ratio in its Morningstar peer group.

     o The PRIMECAP Odyssey Growth Fund's advisory fees and total expense ratio were in the lowest quartiles of its Morningstar peer group.

     o The advisory fee charged to the PRIMECAP Odyssey Aggressive Growth Fund was the lowest in the Morningstar peer group, and the Fund's total expenses were in the lowest quartile of the peer group.

ADDITIONAL INFORMATION
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED) - CONTINUED

The Board also reviewed the fees charged by the Investment Advisor to other clients, including other funds for which it serves as sub-adviser. The Board noted that, although such fees were lower than those charged to the Funds, the Investment Advisor provided additional services to the Funds that it did not provide to other clients. The Board and the Independent Trustees determined that the advisory fees and expenses charged to the Funds were reasonable in consideration of the services provided.

COSTS AND PROFITS OF THE INVESTMENT ADVISOR

The Board reviewed information relating to the costs of the Investment Advisor in providing services under the Investment Advisory Agreement and the Investment Advisor's profitability under that Agreement. The Board noted that, at the Funds' current asset levels, the Investment Advisory Agreement was less profitable to the Investment Advisor than its other advisory relationships. The Board and the Independent Trustees determined that the Investment Advisor's profitability under the Investment Advisory Agreement was reasonable in light of the nature, extent, and quality of the services provided to the Funds.

ECONOMIES OF SCALE AND OTHER BENEFITS TO THE INVESTMENT ADVISOR

The Board reviewed whether the Funds had achieved economies of scale, noting that the Funds' asset levels had fluctuated significantly during the past 12 months. The Board and the Independent Trustees noted that the current asset levels of the Funds were not so substantial as to lead to economies of scale that would necessitate including additional breakpoints in the advisory fee schedule. The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Funds, including investment advisory fees and the intangible benefits of any favorable publicity arising in connection with the Funds' performance.

CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor pursuant to the Investment Advisory Agreement is fair and reasonable in light of the services being provided by the Investment Advisor to the Funds and their shareholders, and that renewal of the Investment Advisory Agreement was in the best interest of the Funds and their shareholders.

MANAGEMENT
PRIMECAP ODYSSEY FUNDS
--------------------------------------------------------------------------------
(UNAUDITED)

PORTFOLIO MANAGERS

PRIMECAP Management Company has five portfolio managers who together have more than 175 years of investment experience. Each of these five individuals manages a portion of the PRIMECAP Odyssey Stock Fund and the PRIMECAP Odyssey Growth Fund. The PRIMECAP Odyssey Aggressive Growth Fund is primarily managed by Messrs. Schow, Kolokotrones, Fried, and Mordecai. A small portion of each Fund's assets may be managed by individuals in the Investment Advisor's research department. The portfolio managers primarily responsible for overseeing the Funds' investments are:

                NAME                  YEARS OF EXPERIENCE
                -----------------------------------------
                Howard B. Schow                54
                Mitchell J. Milias             46
                Theo A. Kolokotrones           40
                Joel P. Fried                  25
                Alfred W. Mordecai             13
                -----------------------------------------

OFFICERS AND TRUSTEES

The Trust's officers, who administer the Funds' daily operations, are appointed by the board of trustees. The trustees are responsible for the overall management of the Trust, including establishing the Funds' policies and general supervision and review of their investment activities. The Statement of Additional Information includes additional information about the Trust's trustees and is available, without charge, by calling 1-800-729-2307 or at the Funds' web site at http://www.odysseyfunds.com.

EXECUTIVE OFFICERS. The table below sets forth certain information about each of the Trust's executive officers.


                        POSITION(S)   TERM OF OFFICE;
NAME, ADDRESS           HELD          LENGTH OF       PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)         WITH TRUST    TIME SERVED     DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
Howard B. Schow         Co-Chief      Indefinite;     Chairman and Director, Portfolio Manager,
225 South Lake Ave.,    Executive     Since 09/04     Chief Investment Officer, and Principal
Suite 400, Pasadena, CA Officer                       PRIMECAP Management Company
91101-3005
(1927)
------------------------------------------------------------------------------------------------
Theo A. Kolokotrones    Co-Chief      Indefinite;     President, Director, Portfolio
225 South Lake Ave.,    Executive     Since 09/04     Manager, and Principal
Suite 400, Pasadena, CA Officer                       PRIMECAP Management Company
91101-3005
(1946)
------------------------------------------------------------------------------------------------
50



MANAGEMENT
PRIMECAP ODYSSEY FUNDS
------------------------------------------------------------------------------------------------
(UNAUDITED) - CONTINUED

                        POSITION(S)    TERM OF OFFICE;
NAME, ADDRESS           HELD           LENGTH OF      PRINCIPAL OCCUPATION(S)
(YEAR OF BIRTH)         WITH TRUST     TIME SERVED    DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------
Joel P. Fried           Co-Chief       Indefinite;    Executive Vice President, Director,
225 South Lake Ave.,    Executive      Since 09/04    Portfolio Manager, and Principal
                        Officer                       PRIMECAP Management Company
Suite 400, Pasadena, CA and Trustee
91101-3005
(1962)
------------------------------------------------------------------------------------------------
David H. Van Slooten    Chief FinancialIndefinite;    Executive Vice President, Portfolio
225 South Lake Ave.,    Officer and    Since 06/04    Manager, Financial Analyst, and Principal
Suite 400, Pasadena, CA Secretary                     PRIMECAP Management Company
91101-3005              Chief          Indefinite;
(1963)                  Administrative Since 02/09
                        Officer
------------------------------------------------------------------------------------------------
Karen Chen              Vice President Indefinite;    Chief Compliance Officer, Director of
225 South Lake Ave.,    of Compliance  Since 10/04    Compliance and Reporting, PRIMECAP
Suite 400, Pasadena, CA and Chief                     Management Company
91101-3005              Compliance
(1973)                  Officer and
                        AML Officer
------------------------------------------------------------------------------------------------

"INDEPENDENT" TRUSTEES. The table below sets forth certain information about each of the trustees of the Trust who is not an "interested person" of the Trust as defined in the 1940 Act ("Independent Trustees").


                                                                         NUMBER OF
                                        TERM OF                          PORTFOLIOS      OTHER
                          POSITION(S)   OFFICE;         PRINCIPAL         IN FUND      DIRECTOR-
NAME, ADDRESS                HELD      LENGTH OF      OCCUPATION(S)      COMPLEX BY    SHIPS HELD
(YEAR OF BIRTH)           WITH TRUST  TIME SERVED  DURING PAST 5 YEARS    TRUSTEE(1)   BY TRUSTEE
-------------------------------------------------------------------------------------------------

Benjamin F. Hammon        Chairman  Indefinite;    Retired; Director,         3         None
225 South Lake Ave.,      of the    Since 09/04    Institutional Equity
Suite 400, Pasadena, CA   Board and                Sales, Salomon Smith
91101-3005                Trustee                  Barney Inc.
(1935)                                             (1963-1998)
-------------------------------------------------------------------------------------------------
Wayne H. Smith            Chairman  Indefinite;    Retired; President,        3         None
225 South Lake Ave.,      of the    Since 09/04    Wayne H. Smith
Suite 400, Pasadena, CA   Audit                    Consulting, Inc.
91101-3005                Committee                (2002-
(1941)                    and                      2007); Vice
                          Trustee                  President,
                                                   Financial Services,
                                                   Avery
                                                   Dennison Corporation
                                                   (2001-2002); Vice
                                                   President, Financial
                                                   Services, and
                                                   Treasurer,
                                                   Avery Dennison
                                                   Corporation (1999-
                                                   2001)
-------------------------------------------------------------------------------------------------

                                                                              51



MANAGEMENT
PRIMECAP ODYSSEY FUNDS
-------------------------------------------------------------------------------------------------
(UNAUDITED) - CONTINUED

                                                                         NUMBER OF
                                        TERM OF                          PORTFOLIOS      OTHER
                          POSITION(S)   OFFICE;         PRINCIPAL         IN FUND      DIRECTOR-
NAME, ADDRESS                HELD      LENGTH OF      OCCUPATION(S)      COMPLEX BY    SHIPS HELD
(YEAR OF BIRTH)           WITH TRUST  TIME SERVED  DURING PAST 5 YEARS    TRUSTEE(1)   BY TRUSTEE
-------------------------------------------------------------------------------------------------
Joseph G. Uzelac          Trustee    Indefinite;  Retired; Managing          3           None
225 South Lake Ave.,                 Since 10/07  Director, Lehman
Suite 400, Pasadena, CA                           Brothers Global
91101-3005                                        Investment Bank
(1944)                                           (1988-2007)
-------------------------------------------------------------------------------------------------
Elizabeth D. Obershaw     Trustee    Indefinite; Managing Director,          3           None
225 South Lake Ave.,                 Since 06/08 Horsley Bridge
Suite 400, Pasadena, CA                          Partners, a
91101-3005                                       California-
(1960)                                           based investment
                                                 advisor
                                                (2007-present);
                                                 Vice
                                                 President and
                                                 Chief Investment
                                                 Officer,
                                                 Hewlett-Packard
                                                 Company
                                                 (1991-2007);
                                                 Hewlett-Packard
                                                 Company (1983-1991)
-------------------------------------------------------------------------------------------------

(1) Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.


"INTERESTED" TRUSTEES. The table below sets forth certain information about each of the trustees of the Trust who is an "interested person" of the Trust as defined by the 1940 Act.

                                                                         NUMBER OF
                                        TERM OF                          PORTFOLIOS      OTHER
                          POSITION(S)   OFFICE;         PRINCIPAL         IN FUND      DIRECTOR-
NAME, ADDRESS                HELD      LENGTH OF      OCCUPATION(S)      COMPLEX BY    SHIPS HELD
(YEAR OF BIRTH)           WITH TRUST  TIME SERVED  DURING PAST 5 YEARS    TRUSTEE(1)   BY TRUSTEE
-------------------------------------------------------------------------------------------------
Joel P. Fried1          Co-Chief   Indefinite;  Executive Vice                3           None
225 South Lake Ave.,    Executive  Since 09/04  President, Director,
Suite 400, Pasadena,    Officer and             Portfolio Manager, and
CA 91101-3005           Trustee                 Principal
(1962)                                          PRIMECAP
                                                Management Company

(1)  Mr. Fried is an "interested person" of the Trust, as defined by the 1940
     Act, because of his employ- ment with PRIMECAP Management Company, the investment advisor to the Trust.

(2) Fund Complex includes any funds, series of funds, or trusts that share the same advisor or that hold themselves out to investors as related companies.


52



                               Investment Advisor
                          PRIMECAP MANAGEMENT COMPANY
                        225 South Lake Avenue, Suite 400
                           Pasadena, California 91101

                                       o

                                  Distributor
                            QUASAR DISTRIBUTORS, LLC
                      615 East Michigan Street, 4th Floor
                           Milwaukee, Wisconsin 53202

                                       o

                                   Custodian
                    THE BANK OF NEW YORK MELLON CORPORATION
                                One Wall Street
                            New York, New York 10286

                                       o

                                 Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                      615 East Michigan Street, 3rd Floor
                           Milwaukee, Wisconsin 53202

                                       o

                                 Administrator
                        U.S. BANCORP FUND SERVICES, LLC
                       2020 East Financial Way, Suite 100
                           Glendora, California 91741

                                       o

                                 Legal Counsel
                             BINGHAM McCUTCHEN LLP
                       355 South Grand Avenue, Suite 4400
                         Los Angeles, California 90071

                                       o

                 Independent Registered Public Accounting Firm
                           PRICEWATERHOUSECOOPERS LLP
                            Three Embarcadero Center
                        San Francisco, California 94111

This report is intended for the shareholders of the PRIMECAP Odyssey Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

PAST PERFORMANCE RESULTS SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

PRIMECAP, PRIMECAP Odyssey, and the PRIMECAP Odyssey logo are trademarks of PRIMECAP Management Company.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-729-2307.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Wayne Smith is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "Other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.


---------------------------- ---------------------- ----------------------
                             FYE  10/31/2010        FYE  10/31/2009
---------------------------- ---------------------- ----------------------
Audit Fees                   $77,250                $75,000
Audit-Related Fees           $0                     $0
Tax Fees                     $17,250                $16,800
All Other Fees               $0                     $0
---------------------------- ---------------------- ----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:


---------------------------- ---------------------- ----------------------
                             FYE  10/31/20010       FYE  10/31/2010
---------------------------- ---------------------- ----------------------
Audit-Related Fees                    0%                     0%
Tax Fees                              0%                     0%
All Other Fees                        0%                     0%
---------------------------- ---------------------- ----------------------

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other entity, controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years.


---------------------------------- ----------------- -----------------
Non-Audit Related Fees             FYE  10/31/2010   FYE  10/31/2009
---------------------------------- ----------------- -----------------
Registrant                         $17,250           $16,800
Registrant's Investment Adviser    $0                $0
---------------------------------- ----------------- -----------------

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's Co-Chief Executive Officers and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant's Form N-CSR filed January 5, 2006

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         PRIMECAP Odyssey Funds


         By       /s/ Joel P. Fried
                  -------------------------------------------
                  Joel P. Fried, Co-Chief Executive Officer

         Date     January 3, 2011


         By       /s/ Howard B. Schow
                  -------------------------------------------
                  Howard B. Schow, Co-Chief Executive Officer

         Date     January 3, 2011


         By       /s/ Theo A. Kolokotrones
                  -------------------------------------------
                  Theo A. Kolokotrones, Co-Chief Executive Officer

         Date     January 3, 2011

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By       /s/ Joel P. Fried
                  -------------------------------------------
                  Joel P. Fried, Co-Chief Executive Officer

         Date     January 3, 2011


         By       /s/ Howard B. Schow
                  -------------------------------------------
                  Howard B. Schow, Co-Chief Executive Officer

         Date     December 28, 2010


         By       /s/ Theo A. Kolokotrones
                  -------------------------------------------
                  Theo A. Kolokotrones, Co-Chief Executive Officer

         Date     January 3, 2011


         By       /s/ David H. Van Slooten
                  -------------------------------------------
                  David H. Van Slooten, Chief Financial Officer

         Date     January 3, 2011

Print the name and title of each signing officer under his or her signature.

                                      -4-